                                                                  EXHIBIT 10.3.1
                                                                  --------------



       _________________________________________________________________

                         SECURITIES PURCHASE AGREEMENT

                                  by and among

                            AT&T WIRELESS PCS INC.,

                              TWR CELLULAR, INC.,

                             CASH EQUITY INVESTORS,

                              TELECORP INVESTORS,

                            MANAGEMENT STOCKHOLDERS

                                      and

                               TELECORP PCS, INC.

                          Dated as of January 23, 1998

       __________________________________________________________________

                               TABLE OF CONTENTS

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
ARTICLE I     DEFINITIONS............................................................................................   2

ARTICLE II    CONTRIBUTIONS; PURCHASE AND SALE OF SECURITIES; CERTAIN RESTRICTIONS ON TRANSFER.......................   8
        2.1   AT&T PCS Contributions.................................................................................   8
        2.2   Cash Equity Investor Contributions.....................................................................   9
        2.3   TeleCorp Investor Contributions........................................................................   9
        2.4   Management Stockholder Contributions...................................................................  10
        2.5   Purchase and Sale of Securities at Closing.............................................................  10
        2.6   Additional Purchase by Cash Equity Investors...........................................................  10
        2.7   Restrictive Legends....................................................................................  10
        2.8   Use of Proceeds........................................................................................  11

ARTICLE III   CLOSING................................................................................................  11

        3.1   Time and Place of Closing..............................................................................  11
        3.2   Closing Actions and Deliveries.........................................................................  11
        3.3   Payment of Transfer Taxes..............................................................................  13
        3.4   Issuance of Additional Shares..........................................................................  13

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF PURCHASERS...........................................................  13

        4.1   Organization; Power and Authority......................................................................  13
        4.2   Consents; No Conflicts.................................................................................  14
        4.3   Litigation.............................................................................................  15
        4.4   FCC Compliance.........................................................................................  15
        4.5   Brokers................................................................................................  15
        4.6   AT&T PCS Licenses......................................................................................  15
        4.7   Capital Commitment.....................................................................................  16
        4.8   No Distribution........................................................................................  16
        4.9   Investor Acknowledgments...............................................................................  16
        4.10  Institutional Investors................................................................................  17

ARTICLE V     REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE TELECORP INVESTORS AND THE MANAGEMENT STOCKHOLDERS..  17

        5.1   Organization, Power and Authority......................................................................  17
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                                       i
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                               TABLE OF CONTENTS

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
        5.2   Consents; No Conflicts.................................................................................  18
        5.3   Litigation.............................................................................................  19
        5.4   FCC Compliance.........................................................................................  19
        5.5   Brokers................................................................................................  19
        5.6   Newly Formed Company...................................................................................  19
        5.7   Capitalization.........................................................................................  19
        5.8   Shares.................................................................................................  20
        5.9   No Undisclosed Liabilities; Subsidiaries...............................................................  20
        5.10  Offering of Securities.................................................................................  20
        5.11  Loan Documents.........................................................................................  21
        5.12  Minimum Build-Out Plan.................................................................................  21
        5.13  Small Business Matters.................................................................................  21
        5.14  No Distribution........................................................................................  22
        5.15  Investor Acknowledgments...............................................................................  22
        5.16  Representations as to TeleCorp.........................................................................  23

ARTICLE VI    COVENANTS..............................................................................................  25

        6.1   Consummation of Transactions...........................................................................  25
        6.2   Confidentiality........................................................................................  26
        6.3   Retained Licenses......................................................................................  27
        6.4   No Further Commitment..................................................................................  27
        6.5   Use of Proceeds........................................................................................  28
        6.6   SBIC Regulatory Provisions.............................................................................  28
        6.7   Regulatory Compliance Cooperation......................................................................  28
        6.8   Permitted Pre-Closing Expenditures.....................................................................  29
        6.9   Certain Covenants......................................................................................  30
        6.10  Employment Agreements..................................................................................  31
        6.11  Restricted Stock Plan..................................................................................  31

ARTICLE VII.  CLOSING CONDITIONS.....................................................................................  32

        7.1   Conditions to Obligations of All Parties...............................................................  32
        7.2   Conditions to Obligations of Each Party................................................................  32


                               TABLE OF CONTENTS

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         7.3  Conditions to the Obligations of the Purchasers........................................................  34

ARTICLE VIII  SURVIVAL AND INDEMNIFICATION...........................................................................  34

         8.1  Survival...............................................................................................  34
         8.2  Indemnification by the Purchasers......................................................................  35
         8.3  Indemnification by the Management Stockholders.........................................................  35
         8.4  Indemnification by the Company.........................................................................  36
         8.5  Indemnification by the TeleCorp Investors and the Management Stockholders..............................  36
         8.6  Procedures.............................................................................................  36
         8.7  Registration Rights....................................................................................  38
         8.8  Limit on Indemnity.....................................................................................  38

ARTICLE IX    TERMINATION............................................................................................  38

         9.1  Termination............................................................................................  38
         9.2  Effect of Termination..................................................................................  39

ARTICLE X     MISCELLANEOUS PROVISIONS...............................................................................  39

        10.1  Amendment and Modification.............................................................................  39
        10.2  Waiver of Compliance; Consents.........................................................................  39
        10.3  Notice.................................................................................................  39
        10.4  Expenses...............................................................................................  41
        10.5  Parties in Interest; Assignment........................................................................  41
        10.6  Applicable Law.........................................................................................  41
        10.7  Counterparts...........................................................................................  42
        10.8  Interpretation.........................................................................................  42
        10.9  Entire Agreement.......................................................................................  42
        10.10 Publicity..............................................................................................  42
        10.11 Specific Performance...................................................................................  42
        10.12 Remedies Cumulative....................................................................................  42
        10.13 Authorized Agent of AT&T PCS...........................................................................  43

Schedules

Schedule I       --    Cash Equity Investors and Commitments
Schedule II-A    --    TeleCorp Investors
Schedule II-B    --    Management Stockholders
Schedule III-A   --    AT&T PCS Licenses and TWR Licenses
Schedule III-B   --    TeleCorp Licenses
Schedule IV      --    Company Territory
Schedule V       --    Securities

Schedule 1.1     --    Pre-Closing Expenditures
Schedule 2.1     --    Description of AT&T PCS Contributed and Retained
                        Licenses
Schedule 4.2     --    Purchaser Consents
Schedule 5.2     --    Company and Management Stockholder Consents
Schedule 5.12    --    Minimum Build-Out Schedule
Schedule 5.16(d) --    TeleCorp Financial Statements
Schedule 5.16(g) --    TeleCorp FCC Proceedings
Schedule 6.11    --    Restricted Stock Plan

Exhibits

Exhibit A      --  Form of Management Agreement
Exhibit B      --  Form of Network Membership License Agreement
Exhibit C      --  Form of Resale Agreement
Exhibit D      --  Form of Restated Bylaws
Exhibit E      --  Form of Restated Certificate
Exhibit F      --  Form of Roaming Agreement
Exhibit G      --  Form of Stockholders Agreement
Exhibit H- I   --  Form of Opinion of Counsel to AT&T PCS
Exhibit H-2    --  Form of Opinion of FCC Counsel to AT&T PCS
Exhibit I      --  Form of Opinion of Counsel to Cash Equity Investors
Exhibit J- I   --  Form of Opinion of Counsel to TeleCorp Investors
Exhibit J-2    --  Form of Opinion of FCC Counsel to TeleCorp Investors
Exhibit K- I   --  Form of Opinion of Counsel to Company and Management
                    Stockholders
Exhibit K-2    --  Form of Opinion of FCC Counsel to Company and Management
                    Stockholders
Exhibit L      --  Form of Pledge Agreement
Exhibit M      --  Form of Assignment
Exhibit N      --  Form of TeleCorp Charter Amendment

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          SECURITIES PURCHASE AGREEMENT, dated as of January 23, 1998, by and among AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), TWR Cellular,
                                                       --------
Inc., a Maryland corporation ("TWR"), the investors referred to on Schedule I
                               ---
(individually, a "Cash Equity Investor" and, collectively, the "Cash Equity
                  --------------------                          -----------
Investors"), the investors listed on Schedule II-A (individually, a "TeleCorp
---------                                                            --------
Investor" and, collectively, the "TeleCorp Investors"), the individuals listed
--------                          ------------------
on Schedule II-B (individually, a "Management Stockholder" and, collectively,
                                   ----------------------
the "Management Stockholders") and TeleCorp PCS, Inc., a Delaware corporation
     -----------------------
(the "Company").  AT&T PCS, TWR, the Cash Equity Investors, and the TeleCorp
      -------
Investors are sometimes referred to herein, individually, as a "Purchaser" and,
                                                                ---------
collectively, as the "Purchasers."
                      ----------

          WHEREAS, AT&T PCS has been granted the PCS licenses described on
Schedule III-A (the "AT&T PCS Licenses");
                     -----------------

          WHEREAS, TWR holds the PCS licenses described on Schedule III-A (the "TWR Licenses");
 ------------

          WHEREAS, TeleCorp Holding Corp., Inc., a Delaware corporation ("TeleCorp"), has been granted the PCS licenses described on Schedule III-B (the
  --------
"TeleCorp Licenses");
 -----------------

          WHEREAS, the Management Stockholders organized the Company by the filing of a Certificate of Incorporation (the "Original Certificate"), and as of
                                               --------------------
the date hereof the Management Stockholders are the record and beneficial owners of all of the issued and outstanding capital stock of the Company;

          WHEREAS, the Management Stockholders have extensive experience and expertise in the wireless telecommunications industry and have organized the Company in order to construct and operate a mobile wireless telecommunications system in the territory (the "Company Territory") described on Schedule IV;
                              -----------------

          WHEREAS, each of the Purchasers wishes to acquire securities of the Company in consideration of contributions of cash and/or other property to the capital of the Company, and the Company wishes to accept such contributions and issue securities to each of the Purchasers, all on the terms and subject to the conditions herein set forth; and

          WHEREAS, the parties wish to amend and restate the Original Certificate in its entirety in order to reflect, among other things, the authorization of the securities being issued hereunder, and the parties wish to enter into certain agreements relating to the parties' rights and obligations in connection with the Company;

          NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling " and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "Aggregate Commitment" means, with respect to each Cash Equity
           --------------------
Investor, the amount set forth opposite its name on Schedule I under the heading "Aggregate Commitment."

          "AT&T Contributed Licenses" has the meaning set forth in Section 2.1.
           -------------------------

          "AT&T License Transfer" has the meaning set forth in Section 3.2(a).
           ---------------------

          "AT&T Party" means AT&T PCS, TWR and each Affiliate of AT&T PCS that
           ----------
is a party to any of the Related Agreements.

          "AT&T PCS" has the meaning set forth in the preamble.
           --------

          "AT&T PCS Licenses" has the meaning set forth in the first recital.
           -----------------

          "AT&T PCS Purchased Licenses" mean the PCS licenses that the Company
           ---------------------------
has agreed to purchase from AT&T PCS pursuant to the terms of the License Purchase Agreement.

          "AT&T Retained Licenses" has the meaning set forth in Section 2.1.
           ----------------------

          "Bridge Notes" means promissory notes of TeleCorp issued to certain
           ------------
Cash Equity Investors.

          "Cash Equity Investor" has the meaning set forth in the preamble.
           --------------------

          "Cash Equity Investor Contributions" means the Aggregate Commitments,
           ----------------------------------
The Initial Capital Contributions and the additional cash contributions in respect of the Supplemental Commitments and the Unfunded Commitments, in each case of the Cash Equity Investors.

          "Class C Common Stock" means the Class C Common Stock, par value $.01
           --------------------
per share, of the Company.

          "Class D Common Stock" means the Class D Common Stock, par value $.01
           --------------------
per share, of the Company.

          "Claim" has the meaning set forth in Section 8.6(a).
           -----

          "Closing" has the meaning set forth in Section 3.1.
           -------

          "Closing Date" has the meaning set forth in Section 3.1.
           ------------

          "Common Stock" means, collectively, Voting Preference Stock, the
           ------------
Tracked Common Stock, the Voting Common Stock and the Non-Voting Common Stock.

          "Company" has the meaning set forth in the preamble.
           -------

          "Company Territory" has the meaning set forth in the fifth recital.
           -----------------

          "Confidential Information" means any and all information regarding the
           ------------------------
business, finances, operations, products, services and customers of the Person specified and its Affiliates, in written or oral form or in any other medium.

          "Consents" means all consents and approvals of Governmental
           --------
Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the Transactions and for the Company to operate its business after the Closing Date as currently contemplated.

          "Contributions" means, collectively, the AT&T Contributed Licenses,
           -------------
the TeleCorp Equity Interests, and the Cash Equity Investor Contributions.

          "Credit Agreement" means the agreement among the Company, the lenders
           ----------------
and the agents referred to therein, and any other parties who become lenders or agents thereunder, to be dated as of the Closing Date, to provide a credit facility having aggregate commitments of at least S435 million, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Credit Documents" means the Credit Agreement and all agreements,
           ----------------
instruments and documents executed and delivered pursuant thereto, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

          "Employment Agreements" has the meaning set forth in Section 6.10.
           ---------------------                               ------------

          "FCC" means the Federal Communications Commission or similar
           ---
regulatory authority established in replacement thereof.

          "FCC Law" means the Communications Act of 1934, as amended, including
           -------
as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

          "Final Order" has the meaning set forth in Section 7.1(b).
           -----------

          "Financing" has the meaning set forth in the SBIC Regulations.
           ---------

          "Governmental Authority" means a Federal, state or local court,
           ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" has the meaning set forth in Section 8.6(a).
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 8.6(a).
           ------------------

          "Initial Cash Contribution" means, with respect to each Cash Equity
           -------------------------
Investor, the amount set forth opposite its name on Schedule I under the heading "Initial Cash Contribution."

          "Law" means applicable common law and any statute, ordinance, code or
           ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" means a license, permit, certificate of authority, waiver,
           -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "License Purchase Agreement" means the License Purchase Agreement,
           --------------------------
dated as of the date hereof, between AT&T PCS and the Company, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

          "Losses" has the meaning set forth in Section 8.2.
           ------

          "Management Agreement" means the Management Agreement between the
           --------------------
Company and TeleCorp Management Corp. I, L.L.C., in substantially the form of Exhibit A, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Management Stockholder" has the meaning set forth in the preamble.
           ----------------------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

          "Network Membership License Agreement" means the Network Membership
           ------------------------------------
License Agreement between the Company and AT&T Corp., in substantially the form of Exhibit B, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "New York Courts" has the meaning set forth in Section 10.6.
           ---------------

          "Non-Voting Common Stock" means the Company's Class B Non-Voting
           -----------------------
Common Stock, par value $.01 per share.

          "Old Common Stock" has the meaning set forth in Section 5.7.
           ----------------

          "Original Certificate" has the meaning set forth in the fourth
           --------------------
recital.

          "Permitted Liens" means (i) Liens arising in favor of sellers or
           ---------------
lessors for indebtedness and obligations incurred to purchase or lease fixed or capital assets, provided that such liens secure only the indebtedness and obligations created thereunder and are limited to the assets purchased or leased pursuant thereto and the proceeds thereof; (ii) mechanic's and workmen's liens, liens for taxes, assessments or other governmental charges; (iii) pledges or deposits to secure obligations under workmen's compensation, unemployment insurance or social security laws or similar legislation; (iv) deposits to secure performance or payment bonds, bids, tenders, contracts, leases, franchises or public and statutory obligations required in the ordinary course of business; (v) deposits to secure surety, appeal or custom bonds required in the ordinary course of business; and (vi) statutory landlord liens, in each case to the extent incurred in accordance with the terms of Section 6.8.

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

          "Pre-Closing Advances" has the meaning set forth in Section 6.8(b).
           --------------------

          "Pre-Closing Commitment" has the meaning set forth in Section 6.8(a).
           ----------------------

          "Pre-Closing Expenditures" means expenditures of the nature and up to
          -------------------------
the amount set forth on Schedule 1.1; provided, that such expenditures shall be for general working capital or assets, properties or rights that are necessary or advisable, in the good faith determination of the Company, in order to facilitate the construction of PCS systems in the geographical areas within the portion of the Company Territory covered by the AT&T PCS Licenses and the TWR Licenses.

          "Pre-Closing Notes" has the meaning set forth in Section 6.8(b).
           -----------------

          "Preferred Stock" means the shares of Series A Preferred Stock, Series
           ---------------
C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock being issued hereunder.

          "Purchaser" has the meaning set forth in the preamble.
           ---------

          "Regulatory Problem" means, with respect to any SBIC Holder providing
           ------------------
Financing under this Agreement, any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or any SBIC Holder reasonably believes in good faith that there is a substantial risk of such assertion) that such SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Securities.

          "Related Agreements" means the Management Agreement, Employment
           ------------------
Agreements, License Purchase Agreement, Network Membership License Agreement, Resale Agreement, Roaming Agreement and Stockholders Agreement.

          "Representatives" has the meaning set forth in Section 6.2(a).
           ---------------

          "Resale Agreement" means the Resale Agreement between the Company and
           ----------------
AT&T Wireless Services, Inc., or an Affiliate thereof, in substantially the form of Exhibit C, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Restated Bylaws" means the Amended and Restated Bylaws of the
           ---------------
Company, in the form of Exhibit D, to be adopted as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, in the form of Exhibit E, to be filed with the office of the Secretary of State of the State of Delaware on the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Roaming Agreement" means the Intercarrier Roamer Service Agreement
           -----------------
between the Company and AT&T Wireless Services, Inc., in substantially the form of Exhibit F to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "SBA" has the meaning set forth in Section 6.6(b).
           ---

          "SBA Compliance Documents" has the meaning set forth in 7.3(c).
           ------------------------

          "SBIC" means a small business investment company licensed under the
           ----
SBIC Act.

          "SBIC Act" means the Small Business Investment Company Act of 1958, as
           --------
amended.

          "SBIC Holder" means each Purchaser that is an SBIC.
           -----------

          "SBIC Regulations" means the SBIC Act and the regulations issued
           ----------------
thereunder as set forth in 13 CFR 107 and 121, as amended.

          "Section 8.2 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.2.

          "Section 8.3 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.3.

          "Section 8.4 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.4.

          "Section 8.5 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.5.

          "Securities" means the shares of Preferred Stock and Common Stock
           ----------
being issued hereunder, together with any shares of Preferred Stock or Common Stock issued upon conversion of or delivered in substitution or exchange for any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series A Preferred Stock" has the meaning set forth in Section 2.5.
           ------------------------

          "Series C Preferred Stock" has the meaning set forth in Section 2.5.
           ------------------------

          "Series D Preferred Stock" has the meaning set forth in Section 2.5.
           ------------------------

          "Series E Preferred Stock" has the meaning set forth in Section 2.5.
           ------------------------

          "Series F Preferred Stock" has the meaning set forth in Section 2.5.
           ------------------------

          "Stockholders Agreement" means the Stockholders Agreement, by and
           ----------------------
among the Company, AT&T PCS, the Cash Equity Investors, the TeleCorp Investors and the Management Stockholders, as stockholders, in substantially the form of Exhibit G, to be dated as of the Closing Date, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Supplemental Closing" means the consummation by the Company or one of
           --------------------
its wholly owned Subsidiaries of an acquisition of F-Block PCS Licenses in respect of one million or more POPs (as defined in the Stockholders Agreement).

          "Supplemental Commitment" means, with respect to each Cash Equity
           -----------------------
Investor, the amount set forth opposite its name on Schedule I under the heading "Supplemental Commitment."

          "TeleCorp" has the meaning set forth in the third recital.
           --------

          "TeleCorp Charter Amendment" has the meaning set forth in Section
           --------------------------
3.2(g).

          "TeleCorp Equity Interest" means, with respect to each TeleCorp
           ------------------------
Investor and Management Stockholder, the equity interest(s) in TeleCorp specified opposite his or its name on Schedule II-A and II-B, respectively.

          "TeleCorp Financial Statements" has the meaning set forth in Section
           -----------------------------
5.16(d).

          "TeleCorp Investor" has the meaning set forth in the preamble.
           -----------------

          "TeleCorp Licenses" has the meaning set forth in the third recital.
           -----------------

          "Tracked Common Stock" means, collectively, the Class C Common Stock
           --------------------
and the Class D Common Stock.

          "Transactions" means the transactions contemplated by this Agreement
           ------------
and the Related Agreements.

          "Transfer Taxes" has the meaning set forth in Section 3.3.
           --------------

          "TWR" has the meaning set forth in the preamble.
           ---

          "TWR Licenses" has the meaning set forth in the second recital.
           ------------

          "Unfunded Commitment" has the meaning set forth in Section 2.2.
           -------------------

          "Voting Common Stock" means the Class A Voting Common Stock, par value
           -------------------
$.01 per share, of the Company.

          "Voting Preference Stock" means the Voting Preference Stock, par value
           -----------------------
$.01 per share, of the Company.

                                  ARTICLE II

                       CONTRIBUTIONS; PURCHASE AND SALE
                OF SECURITIES; CERTAIN RESTRICTIONS ON TRANSFER

     2.1 AT&T PCS Contributions. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained: (a) AT&T PCS and TWR (as applicable) shall partition and disaggregate each AT&T PCS License (excluding the AT&T PCS Purchased Licenses) and each TWR License (other than the Little Rock, Arkansas PCS License which shall be disaggregated only) to create, as more particularly described on
Schedule 2.1, (i) Licenses (the "AT&T Contributed Licenses") providing in the
                                 -------------------------
aggregate the right to use 20 MHz of authorized frequencies within the geographic area covered by the AT&T Contributed Licenses, and (ii) Licenses (the "AT&T Retained Licenses") providing in the aggregate the right to use the
 ----------------------
balance of the authorized frequencies within such geographic area and the right to use the authorized frequencies outside of such geographic area (but within the geographic area covered by the AT&T PCS Licenses and the TWR Licenses), and
(b) at the Closing, AT&T PCS and TWR (as applicable) shall contribute to the capital of the Company (or one or more wholly owned Subsidiaries of the Company designated by the Company) the AT&T Contributed Licenses.

     2.2 Cash Equity Investor Contributions.

          (a) Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained:
(i) effective upon the Closing, each Cash Equity Investor hereby irrevocably commits, severally and not jointly, to contribute to the capital of the Company an amount equal to its Aggregate Commitment plus, if and only if the Supplemental Closing occurs, an additional amount equal to its Supplemental Commitment, and (ii) at the Closing, each Cash Equity Investor shall contribute to the capital of the Company an amount equal to its Initial Cash Contribution and the Company shall accept such capital contribution. Each Cash Equity Investor shall contribute to the capital of the Company an additional amount equal to the excess of its Aggregate Commitment over its Initial Cash Contribution in the amounts and on the dates specified on Schedule I (or such earlier dates as may be established in accordance with the terms of the Stockholders Agreement); provided that, in all events, the aggregate amount of the Initial Cash Contributions plus the additional capital contributions in 1998 shall be no less than the Company's "operating losses," determined in accordance with generally accepted accounting principles, for the 1998 calendar year.

          In addition, if and only if the Supplemental Closing occurs, each Cash Equity Investor shall contribute to the capital of the Company supplemental capital contributions in the amounts and on the dates specified in Schedule I (or such other dates as may be established in accordance with the terms of the Stockholders Agreement).

          The obligation of each Cash Equity Investor to make such additional cash contributions in respect of its Aggregate Commitment and Supplemental Commitment in accordance with this Section 2.2 and Section 3.10 of the Stockholders Agreement is sometimes referred to herein as the "Unfunded
                                                               --------
Commitment." Nothing herein shall be construed to require any Cash Equity
----------
Investor to make contributions in an aggregate amount in excess of its Aggregate Commitment plus, if applicable, its Supplemental Commitment or later than the third anniversary of the Closing Date.

          (b) Each Cash Equity Investor acknowledges and agrees that, if the Closing occurs, its obligation to make capital contributions to the Company after the Closing Date in respect of its Unfunded Commitment constitutes an irrevocable and unconditional obligation, and shall not be subject to counterclaim, set-off, deduction or defense, or to abatement, suspension, deferment, diminution or reduction for any reason whatsoever. By way of amplification, and not in limitation of the foregoing, each Cash Equity Investor further acknowledges and agrees to fulfill its obligations in respect of its Unfunded Commitment regardless of any claims it may have against any other Person (whether or not related to the Transactions) and regardless of the existence or non-existence of any facts or circumstances (whether or not such facts and circumstances existed on the date hereof or the Closing Date or were then known by it).

     2.3 TeleCorp Investor Contributions. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing each TeleCorp Investor shall contribute to the capital of the Company all of such TeleCorp Investor's right, title and interest in and to its TeleCorp Equity Interest(s), which interests are described on Schedule II-A.

     2.4 Management Stockholder Contributions. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing each Management Stockholder shall contribute to the capital of the Company all of such Management Stockholder's right, title and interest in and to all of his TeleCorp Equity Interest(s), which interests are described on Schedule II-B.

     2.5 Purchase and Sale of Securities at Closing. Upon the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, in consideration of the Contributions, the Company shall issue, sell and deliver to the Purchasers and the Management Stockholders the following securities:

          (a) to each of AT&T PCS and TWR, the number of shares set forth opposite its name on Schedule V of the following: (i) the Company's Series A Convertible Preferred Stock par value $.01 per share (the "Series A Preferred
                                                           ------------------
Stock"), the terms of which are set forth in the Restated Certificate, which,
-----
subject to the terms thereof, are convertible on and after the eighth anniversary of the Closing Date into shares of newly issued Non-Voting Common Stock; (ii) the Company's Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), the terms of which are set forth in the
      ------------------------
Restated Certificate; (iii) the Company's Series F Preferred Stock, par value $.01 per share (the "Series F Preferred Stock"), the terms of which are set
                     ------------------------
forth in the Restated Certificate; and (iv) Tracked Common Stock; and

          (b) to each Cash Equity Investor, TeleCorp Investor and Management Stockholder, the number of shares set forth opposite his or its name on Schedule V of the following: (i) the Company's Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), the terms of which are set forth in
                ------------------------
the Restated Certificate, which, subject to the terms thereof, are convertible into shares of newly issued Common Stock upon the Company's initial public offering; (ii) the Company's Series E Preferred Stock, par value $.01 per share (the "Series E Preferred Stock"), the terms of which are set forth in the
      ------------------------
Restated Certificate; and (iii) Common Stock.

     2.6 Additional Purchase by Cash Equity Investors. On the date (if any) that the Supplemental Closing occurs, the Company shall issue, sell and deliver to each Cash Equity Investor, the number of shares of Series C Preferred Stock and Common Stock set forth opposite its name on Schedule I under the heading "Number of Supplemental Shares."

     2.7 Restrictive Legends. Each certificate representing Securities (including Securities originally issued hereunder or delivered upon conversion of the Preferred Stock or Common Stock, or delivered in substitution or exchange for any of the foregoing) will bear a legend reading substantially as follows until such Securities have been sold pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act, or an opinion of counsel reasonably satisfactory in form and substance to the Company and otherwise in full compliance with any other applicable restrictions on transfer, including those contained in this Agreement and the Stockholders
Agreement:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE' ACT'), OR UNDER ANY STATE SECURITIES OR 'BLUE SKY' LAWS, SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS OR EXEMPTED THEREFROM UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS."

     2.8 Use of Proceeds. The Company shall use the net cash proceeds of its sale of Securities hereunder solely (i) for capital and other expenditures relating to the conduct of the Business (as defined in the Stockholders Agreement) by the Company and its Subsidiaries, (ii) to pay the purchase price payable under the License Purchase Agreement, (iii) to repay the Bridge Notes and the indebtedness of TeleCorp to the United States Department of the Treasury pursuant to the terms thereof, (iv) to consummate the Supplemental Closing (it any), and (v) to pay fees and expenses incurred in connection with the Transactions.

                                  ARTICLE III

                                    CLOSING

     3.1 Time and Place of Closing. Upon the terms and subject to the conditions hereof, the closing of the Transactions (the "Closing") shall take
                                                         -------
place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York, at 10:00 a.m. local time on the twelfth business day following the date of receipt of the last Consent required by subsections (a) through (c) of Section 7.1, or at such other place and/or time and/or on such other date as the parties may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article VII (the "Closing Date").
                                          ------------

     3.2 Closing Actions and Deliveries. Upon the terms and subject to the satisfaction or waiver by the appropriate parties, if applicable, of the conditions set forth in Article VII, to effect the purchase and sale of the Securities and consummate the other Transactions, the parties shall on the Closing Date take the following actions:

            (a) AT&T Party Contributions. Each of AT&T PCS and TWR shall execute and deliver to the Company one or more instruments of assignment, substantially in the form of Exhibit M, sufficient to assign to the Company (or one or more wholly owned

Subsidiaries of the Company designated by the Company) the AT&T Contributed Licenses (such assignments being herein collectively referred to as the "AT&T License Transfer").

          (b) Cash Equity Investor Contributions.

                 (i) Each Cash Equity Investor shall deliver to the Company by wire transfer of immediately available funds to the account designated by the Company on or prior to the Closing Date an amount equal to its Initial Cash Contribution, as set forth on Schedule I. Each Cash Equity Investor shall convert the principal amount of its Pre-Closing Notes, together with the interest thereon, into a capital contribution to the Company, and the principal amount of Pre-Closing Notes (but not any interest thereon) so converted shall be credited against its Initial Cash Contribution.

                 (ii) Immediately prior to the Closing, the Bridge Notes shall be converted into shares of Series A Preferred Stock of TeleCorp, and the principal amount of Bridge Notes so converted, together with interest accrued thereon through the date hereof only, shall be credited against the respective Initial Cash Contributions of the holders thereof, and all Liens in respect of the Bridge Notes shall be released and terminated by the holders thereof.

          (c) TeleCorp Investor Contributions. Each TeleCorp Investor shall execute and deliver to the Company one or more stock certificates, together with stock powers duly executed in blank, representing all of the TeleCorp Equity Interests owned by such TeleCorp Investor, as set forth on Schedule II-A.

          (d) Management Stockholder Contribution. Each Management Stockholder shall deliver to the Company one or more stock certificates, together with stock Powers duly executed in blank, representing all of the TeleCorp Equity Interests owned by such Management Stockholder, as set forth on Schedule II-B.

          (e) Delivery of Securities. The Company shall deliver: (i) to each of AT&T PCS and TWR certificates, duly executed by authorized signatories of the Company, representing the shares of Series A Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Tracked Common Stock to be issued to AT&T PCS and TWR in accordance with Section 2.5; (ii) to each Cash Equity Investor and TeleCorp Investor, certificates, duly executed by authorized signatories of the Company, representing the shares of Series C Preferred Stock and Common Stock to be issued to each of them in accordance with the terms of Section 2.5; and (iii) to each Management Stockholder, certificates, duly executed by authorized signatories of the Company, representing (x) the shares of Series E Preferred Stock and Common Stock to be issued to each of them in accordance with the terms of Section 2.5 and (y) five fully paid and non-assessable shares of Voting Preference Stock to be issued to them in exchange for their five shares of Old Common Stock, which shall be surrendered to the Company for cancellation.

          (f) Restated Certificate. Duly authorized officers of the Company shall execute the Restated Certificate and cause it to be filed with the office of the Secretary of State of the State of Delaware.

          (g) TeleCorp Matters. Duly authorized officers of TeleCorp shall execute an amendment to the articles of incorporation of TeleCorp in the form of Exhibit N (the "TeleCorp Charter Amendment") and cause it to be filed with the office of the

Secretary of State of the State of Delaware. Each of the directors and officers of TeleCorp shall tender his or her resignation as such effective as of the Closing.

               (h) Other Deliveries. The parties shall execute and deliver or cause to be executed and delivered all other documents, instruments, opinions and certificates contemplated by this Agreement or the Related Agreements to be delivered at the Closing or necessary and appropriate in order to consummate the Transactions contemplated to be consummated on the Closing Date.

     3.3 Payment of Transfer Taxes. The Company shall pay or cause to be paid at the Closing or, if due thereafter, promptly when due, all gross receipts taxes, gains taxes (including, without limitation, real property gains tax or other similar taxes), transfer taxes, sales taxes, stamp taxes, and any other taxes, but excluding any Federal, State or local income taxes (collectively, "Transfer Taxes"), payable in connection with the transfer of the Contributions.
 --------------

     3.4 Issuance of Additional Shares. In addition to the shares of Preferred and Common Stock issued to the Cash Equity Investors at the Closing, on the date of the Supplemental Closing (if any), the Company shall deliver to each such Cash Equity Investor, certificates, duly executed by authorized signatories of the Company, representing the shares of Series C Preferred Stock and Common Stock to be issued to such Cash Equity Investor in accordance with the terms of
Section 2.6.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF PURCHASERS

               Each of AT&T PCS and TWR, as to itself and each other AT&T Party, and each other Purchaser, as to itself, represents and warrants to the Company and each of the other parties as follows:

     4.1  Organization; Power and Authority.

               (a) Each AT&T Party is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Cash Equity Investors and the TeleCorp Investors is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b) It has the requisite power and authority to execute, deliver and perform this Agreement, each of the Related Agreements to which it is a party and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

               (c) It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

               (d) The execution and delivery of this Agreement by it and the consummation of the Transactions by it, including without limitation the execution and delivery of the Related Agreements to which it is a party, have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement or to consummate the Transactions.

               (e) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. Each of the Related Agreements to which it is a party shall be duly executed and delivered by it at (or prior to) the Closing and, upon such execution and delivery, shall constitute its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

               (f) As of the Closing Date, after giving effect to the Transactions, it is not in breach of any obligation under this Agreement or any of the Related Agreements.

               (g)  TWR is an indirect wholly owned Subsidiary of AT&T Corp.

     4.2 Consents; No Conflicts. Neither the execution, delivery and performance by it of this Agreement or the Related Agreements to which it is a party nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) subject to obtaining the Consents set forth on Schedule 4.2, constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, other than those set forth on Schedule 4.2 or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Related Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the AT&T License Transfer and the contribution of the TeleCorp Equity Interests, as provided for in this Agreement.

     4.3 Litigation. There is no action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or which seeks to prevent or challenge the Transactions.

     4.4 FCC Compliance. It complies with all eligibility rules issued by the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that it owns the interest in the Company contemplated by this Agreement and the Related Agreements will not cause the Company or its wholly owned Subsidiaries to be ineligible under FCC rules to hold PCS licenses in general or the licenses to be held by the Company's wholly owned Subsidiaries.

     4.5 Brokers. It has not employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

     4.6  AT&T PCS Licenses.

               (a) AT&T PCS is the authorized legal holder, free and clear of any Liens, of the AT&T PCS Licenses, true and correct copies of which are attached to Schedule III-A hereto. The AT&T PCS Licenses are, and on the Closing Date each of the AT&T PCS Licenses will be, valid and in full force and effect. Except for proceedings affecting the PCS or wireless communications services industry generally, including investigations by governmental agencies of bidding practices of bidders in the FCC auctions of PCS spectrum, there is not pending, nor to the knowledge of AT&T PCS, threatened against AT&T PCS or against the AT&T PCS Licenses, any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, any of the AT&T PCS Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely affects the ability of the Company to employ the AT&T Contributed Licenses or the AT&T PCS Purchased Licenses in its business after the Closing Date. The AT&T PCS Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law.

               (b) TWR is the authorized legal holder, free and clear of any Liens, of the TWR Licenses, true and correct copies of which are attached to
Schedule III-A hereto. The TWR Licenses are, and on the Closing Date each of the TWR Licenses will be, valid and in full force and effect. Except for proceedings affecting the PCS or wireless communications services industry generally, including investigations by governmental agencies of bidding practices of bidders in the FCC auctions of PCS spectrum, there is not pending, nor to the knowledge of TWR, threatened against TWR or against the TWR Licenses, any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, any of the TWR Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely affects the ability of the Company to employ the TWR Licenses in its business after the Closing Date. The TWR Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law.

     4.7 Capital Commitment. Each Cash Equity Investor has, and will have on the Closing Date and on any subsequent date on which it is obligated to make a capital contribution, cash available to it in an amount sufficient to make its respective Cash Equity Investor Contributions in accordance with the terms of
Section 2.2.

     4.8 No Distribution. It is acquiring the Securities to be purchased by it hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

     4.9   Investor Acknowledgments.

               (a) Each Purchaser is an "accredited investor" as defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its purchase of Securities, and the Company and its proposed business generally, and have obtained all additional information requested by it to verify the accuracy of all information furnished to it in connection with such purchase.

               (b) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of purchasing the Securities it is purchasing hereunder.

               (c) It is not relying on and acknowledges that no representation is being made by any other Purchaser, the Company or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the Related Agreements, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and
(y) any other information or documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement and the Related Agreements.

               (d) In deciding to invest in the Company, it has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Related Agreements and the investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Securities it is acquiring are a suitable investment for it.

     4.10 Institutional Investors. Each Purchaser of shares of Class C Common Stock represents as to itself that it is an Institutional Investor, as such term if used in 47 C.F.R. Section 24.720(h).

                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
            THE TELECORP INVESTORS AND THE MANAGEMENT STOCKHOLDERS

               The Company and the Management Stockholders represent and warrant, jointly and severally, as to the Company and its Subsidiaries, if any (except that (x) the representations and warranties as to the Company set forth in Sections 5.1(f), 5.7(b), 5.8, 5.11(b)(ii) and 5.13 are not being made by the Management Stockholders and (y) the representations and warranties as to the Company set forth, in Sections 5.2 and 5.4 are being made by the Management Stockholders only as of the date hereof and not as of the Closing Date), to the Purchasers, and each Management Stockholder represents and warrants, severally and not jointly, as to itself, and each TeleCorp Investor and Management Stockholder represents, jointly and severally, as to TeleCorp (except that the representation and warranty set forth in Section 5.16(b)(iv) is being made severally by each TeleCorp Investor and Management Stockholder as to itself only), to the Company and each of the other parties, as follows:

     5.1  Organization, Power and Authority.

               (a) Each of the Company and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and proposed to be conducted. The Company has furnished to the Purchasers a true and correct copy of its and each of its Subsidiaries' Certificate of Incorporation and Bylaws as in effect on the date hereof and as of the Closing Date. As of the Closing Date, the Bylaws of the Company shall read in full as set forth in the Restated Bylaws, which shall be in full force and effect.

               (b) It has the requisite power, authority and/or legal capacity to execute, deliver and perform this Agreement, each of the Related Agreements to which it is a party and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

               (c) Each of the Company and each of its Subsidiaries is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on the Company or such Subsidiary or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

               (d) The execution and delivery of this Agreement by the Company and the consummation of the Transactions by the Company, including without limitation the execution and delivery of the Related Agreements to which it is a party, have been duly and validly authorized by the Board of Directors of the Company and, except for the filing of the Restated Certificate with the office of the Secretary of State of Delaware, no other proceedings on the part of the Company which have not been taken (including, without limitation, approval of its shareholders) are necessary to authorize this Agreement or to consummate the Transactions.

               (e) This Agreement has been duly executed and delivered by the Company and each Management Stockholder and constitutes the valid and binding obligation of the Company, and such Management Stockholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. Each of the Related Agreements to which it is a party shall be duly executed and delivered by it at (or prior to) the Closing and, upon such execution and delivery, shall constitute the valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

               (f) As of the Closing, after giving effect to the Transactions, neither the Company nor any Management Stockholder is in breach of any obligation under this Agreement, any Related Agreement or any of the Credit Documents.

     5.2 Consents; No Conflicts. Neither the execution, delivery and performance by the Company and the Management Stockholders of this Agreement and the Related Agreements to which it is a party nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of the Company's organizational documents; (b) subject to obtaining the Consents set forth on Schedule 5.2, constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License, or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon the Company or any of its assets; or (c) require any Consent on the part of the Company or any Management Stockholder, other than those set forth on Schedule 5.2 or the approval of the Company's Board of Directors (which approval has been obtained), except in each case where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions, its ability to perform its obligations under the Related Agreements or the operation of the Company's business after the Closing Date. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Related Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the AT&T License Transfer and the contribution of the TeleCorp Equity Interests, as provided for in this Agreement.

     5.3 Litigation. There is no action, proceeding or investigation pending or, to the knowledge of the Company or the Management Stockholders, threatened against the Company or any of the Management Stockholders or any of their respective properties or assets that would have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or, in the case of the Company, to operate its business after the Closing Date, or which seeks to prevent or challenge the Transactions. There is no judgment, decree, injunction, rule or order outstanding against the Company which would limit in any material respect the ability of the Company to operate its business in the manner currently contemplated.

     5.4 FCC Compliance. It complies with all eligibility rules issued by the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that it owns the interest in the Company contemplated by this Agreement and the Related Agreements will not cause the Company or its wholly owned Subsidiaries to be ineligible under FCC rules to hold PCS licenses in general or the licenses to be held by the Company's wholly owned Subsidiaries. The Management Stockholders, in aggregate, satisfy the financial requirements established by the FCC in 47 CFR (S)24.720(b)(2) for a "very small business."

     5.5 Brokers. Neither the Company nor any of the Management Stockholders has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions, except for Chase Securities Inc., whose fee of $1.0 million will be paid by the Company at the Closing.

     5.6 Newly Formed Company. The Company was organized on November 14, 1997, and, except for assets and liabilities relating to Pre-Closing Expenditures and Pre-Closing Advances and activities undertaken in connection therewith, since its organization has at no time (i) had assets or liabilities in excess of $1,000,000 in the aggregate or (ii) carried on any activities or incurred any liabilities or obligations other than in connection with its organization and with the consummation of the Transactions.

     5.7  Capitalization.

               (a) As of the date hereof and as of the Closing Date before giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company consists of 20,000 shares of common stock, no par value per share ("Old Common Stock"), of which ten shares are issued and outstanding, have been validly issued and are fully paid and nonassessable. As of the date hereof and as of the Closing Date before giving effect to the Transactions, each of Gerald T. Vento and Thomas H. Sullivan owns beneficially and of record five shares of Old Common Stock, free and clear of any Liens. There are not on the date hereof nor will there be on or as of the Closing Date, before giving effect to the Transactions, any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company.

               (b) As of the Closing Date, after giving effect to the filing of the Restated Certificate, the authorized capital stock of the Company will consist of 700,000 shares of Voting Common Stock, 700,000 shares of Non-Voting Common Stock, ten shares of Voting Preference Stock, 1,000 shares of Class C Common Stock, 3,000 shares of Class D Common Stock, 70,000 shares of Series A Preferred Stock, 140,000 shares of Series B Preferred Stock, 140,000 shares of Series C Preferred Stock, 35,000 shares of Series D Preferred Stock, 20,000 shares of Series E Preferred Stock, 35,000 shares of Series F Preferred Stock and 70,000 shares of Senior Common Stock. As of the Closing Date, after giving effect to the Transactions (but excluding the Securities issued pursuant to Section 2.6), there will be issued and outstanding the shares of Preferred Stock and Common Stock set forth on Schedule V. The record and beneficial owners of such outstanding shares of Common Stock and Preferred Stock, as of the Closing Date, after giving effect to the Transactions, are set forth on Schedule V. On the Closing Date, after giving effect to the Transactions, there will not be any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company, except the Preferred Stock and the Common Stock (other than the Voting Preference Stock).

     5.8 Shares. The shares of Preferred Stock and Common Stock being issued to the Purchasers hereunder, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate. The shares of Common Stock or Preferred Stock, as the case may be, issued upon conversion of the Preferred Stock and the Common Stock (other than the Voting Preference Stock), when issued pursuant to the terms thereof, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate.

     5.9 No Undisclosed Liabilities; Subsidiaries. As of the date hereof and as of the Closing Date before giving effect to the Transactions, the Company has no indebtedness or liability of any nature whatsoever, absolute or contingent, liquidated or unliquidated, except for liabilities consisting of the Bridge Notes, the Pre-Closing Advances and liabilities incurred in connection with Pre-Closing Expenditures. The Company owns all of the outstanding shares of capital stock of each of its Subsidiaries, free and clear of any Liens, except Liens granted to the lenders pursuant to the Credit Documents. Prior to the Closing Date, the Company shall furnish to each of the Purchasers a complete list of its direct and indirect Subsidiaries indicating the jurisdictions in which each such Subsidiary is organized or qualified to conduct business.

     5.10 Offering of Securities.

          (a) None of the Company, any Management Stockholder or any Person acting on its behalf has offered the Securities or any similar equity securities of the Company for sale to, or solicited any offers to buy Securities or any similar equity securities of the Company from, any Person, other than the Purchasers and a limited number of other "accredited investors" (as defined in Rule 501 (a) under the Securities Act).

          (b) None of the Company, any Management Stockholder or any Person acting on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Securities to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Purchasers contained in Sections 4.9 and 4.10, each of the offering and sale of Securities under this Agreement to the Purchasers complies with all applicable requirements of Federal and state securities laws.

     5.11 Loan Documents.

          (a) Prior to the date hereof, the Company has delivered to each of the Purchasers a true and correct copy of a commitment letter, dated January 22, 1998, from Chase Securities Inc., relating to a proposed $435 million senior secured credit facility. Such commitment letter has been executed and delivered by the financial institutions referred to above and the Company, and is in full force and effect and, as of the date hereof, such commitment letter has not been modified or withdrawn.

          (b) (i) Prior to the Closing, the Company shall have delivered to each of the Purchasers a true and correct copy of each of the Credit Documents, together with all amendments and modifications thereto. Such documents (including the exhibits and schedules thereto) shall comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and transactions related thereto, and there shall be no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof.

          (ii) As of the Closing Date, the Credit Documents shall have been duly authorized by all necessary corporate action on the part of the Company, shall have been validly executed and delivered by the Company and shall be the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. As of the Closing Date, the Credit Documents shall be in full force and effect, none of the provisions thereof shall have been waived by any party thereto, and no "Default" or "Event of Default" (as such terms are defined in the Credit Agreement) shall have occurred and be continuing.

     5.12 Minimum Build-Out Plan. The Company's Minimum Build-Out Plan in respect of the construction of a PCS system in the Company Territory is attached as Schedule 5.12.

     5.13 Small Business Matters. The Company, together with its "affiliates" (as that term is defined in Title 13, Code of Federal Regulations, Section 121.103), is a "Small Business" within the meaning of the SBIC Act and the regulations thereunder, including Title 13, Code of Federal Regulations, Sections 107.50, 107.700 and 121.301(c). The information regarding the Company and its Affiliates set forth in the Small Business Administration Form 480, Form 652 and Parts A and B of Form 1031 delivered at the Closing is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered to each Purchaser which is an SBIC at the Closing together with a written statement of the Company regarding its planned use of the proceeds from the sale of the Securities. Neither the Company nor any
Subsidiary: (i) presently engages in, and none of them shall hereafter engage in, any activities, or (ii) shall use directly or indirectly the proceeds from the sale of the Securities for any purpose, which, in either case, a SBIC is prohibited from engaging in or providing funds for by the SBIC Act and the regulations thereunder (including Title 13, Code of Federal Regulations, Section 107.720).

     5.14 No Distribution. Each Management Stockholder is acquiring the Securities to be purchased by him hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

     5.15 Investor Acknowledgments.

          (a) Each Management Stockholder is an "accredited investor" as defined in Regulation D of the Securities Act. He has been provided an opportunity to ask questions of, and has received answers thereto from, the Company and its representatives regarding the terms and conditions of his purchase of Securities, and the Company and its proposed business generally, and has obtained all additional information requested by him to verify the accuracy of all information furnished to him in connection with such purchase.

          (b) Each Management Stockholder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of purchasing the Securities he is purchasing hereunder.

          (c) Each Management Stockholder is not relying on and acknowledges that no representation is being made by any other Purchaser, the Company or any of its officers, employees, Affiliates, agents or representatives, or any other Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the Related Agreements, and, in particular, he is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to him of future revenues, expenses or expenditures, or future results of operations and (y) any other information or documents delivered or made available to him, except for representations and warranties expressly set forth in this Agreement and the Related Agreements.

          (d) In deciding to invest in the Company, each Management Stockholder has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Related Agreements and the investigations made by himself and his representatives and his and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, he has determined that the Securities he is acquiring are a suitable investment for him.


     5.16 Representations as to TeleCorp.

          (a) TeleCorp is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and proposed to be conducted. TeleCorp has furnished to the Company and the Purchasers a true and correct copy of its Certificate of Incorporation and Bylaws as in effect on the date hereof and as of the Closing Date. TeleCorp is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on TeleCorp or would materially adversely affect the Transactions.

          (b) (i) As of the date hereof and as of the Closing Date before giving effect to the filing of the TeleCorp Charter Amendment, the authorized capital stock of TeleCorp consists of 125,000 shares of Class A Common Stock of which 4,833.751 shares are issued and outstanding, 175,000 shares of Class B Common Stock of which 1,973.717 shares are issued and outstanding, 175,000 shares of Class C Common Stock of which 12,573.533 shares are issued and outstanding, and 200,000 shares of Preferred Stock of which 6,000 shares are designated as Series A Preferred Stock and 367.365 shares are issued and outstanding, and all such shares have been validly issued and are fully paid and non-assessable. The record and beneficial owners of the issued and outstanding shares of each class of capital stock of TeleCorp as of the date hereof and as of the Closing Date, before giving effect to the Transactions, are set forth on Schedules II-A and II-B. There are not on the date hereof or as of the Closing Date, before giving effect to the Transactions, any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating TeleCorp to issue, transfer or sell any shares of capital stock of TeleCorp.

          (ii) As of the Closing Date, after giving effect to the filing of the TeleCorp Charter Amendment, the authorized capital stock of TeleCorp will consist of 1,000 shares of Common Stock, par value $.01 per share, of which 100 shares will be issued and outstanding, fully paid and non-assessable, and will be owned beneficially and of record by the Company. On the Closing Date, after giving effect to the Transactions, there will not be any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating TeleCorp to issue, transfer or sell any shares of capital stock of TeleCorp.

          (iii) TeleCorp has no Subsidiaries.

          (iv) Each TeleCorp Investor and Management Stockholder owns beneficially and of record the shares of each class of capital stock of TeleCorp set forth opposite his or its name on Schedule II-A or II-B, as the case may be, free and clear of any Liens. On or prior to the Closing Date, each TeleCorp Investor and Management Stockholder shall have terminated, and shall have caused TeleCorp to terminate, all agreements between such TeleCorp Investor or Management Stockholder, as the case may be, and TeleCorp.

          (c) TeleCorp was organized on July 29, 1996, and, except for its acquisition and ownership of the TeleCorp Licenses and activities undertaken in connection therewith, since its organization has at no time (i) had assets (excluding the TeleCorp Licenses) or liabilities in excess of $1,000,000 in the aggregate or (ii) carried on any activities or incurred any liabilities or obligations other than in connection with its organization and with the consummation of the Transactions.

          (d) Schedule 5.16(d) sets forth a list of unaudited financial statements of TeleCorp for the periods indicated on such list (the "TeleCorp
                                                                    --------
Financial Statements"), including an unaudited December 31, 1997 balance sheet.
--------------------
True and complete copies of each item listed thereon have previously been delivered to each of the Company, AT&T PCS and the Cash Equity Investors. The TeleCorp Financial Statements have been prepared from the books and records of TeleCorp and fairly present the financial position of TeleCorp as of the dates of such statements and the results of its operations and changes in financial position for the year or interim period then ended, in each case in conformity with generally accepted accounting principals applied on a basis consistent with past practices, subject in the case of interim statements to normal year end audit adjustments and the absence of footnotes, which adjustments and footnotes are immaterial in the aggregate.

          (e) As of the date hereof and as of the Closing Date, before giving effect to the Transactions, TeleCorp has no indebtedness or liability of any nature whatsoever, absolute or contingent, liquidated or unliquidated, except for liabilities set forth on TeleCorp's December 31, 1997 balance sheet, the Bridge Notes, and other liabilities incurred in connection with Pre-Closing Expenditures.

          (f) There is no action, proceeding or investigation pending or, to the knowledge of the TeleCorp Investors or the Management Stockholders, threatened against TeleCorp or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or to operate its business after the Closing Date, or which seeks to prevent or challenge the Transactions. There is no judgment, decree, injunction, rule or order outstanding against TeleCorp which would limit in any material respect the ability of TeleCorp to operate its business in the manner currently contemplated.

          (g) TeleCorp is the authorized legal holder, free and clear of any Liens (except for Liens securing the Bridge Notes and $7,727,322 in net principal amount of TeleCorp's indebtedness to the United States Department of the Treasury), of the TeleCorp Licenses, true and correct copies of which are attached to Schedule III-B. The TeleCorp Licenses are, and on the Closing Date each of the TeleCorp Licenses will be, valid and in full force and effect. Except as set forth on Schedule 5.16(g) and for proceedings affecting the PCS or wireless communications services industry generally, including investigations by governmental agencies of bidding practices of bidders in the FCC auctions of PCS spectrum, there is not pending, nor to the knowledge of any of the TeleCorp Investors or the Management Stockholders, threatened against TeleCorp or against the TeleCorp Licenses, any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, non-renewal or suspension of, any of the TeleCorp Licenses, which seeks the imposition of any modification or amendment with respect thereto, or which adversely affects the ability of TeleCorp or the Company to employ the TeleCorp Licenses in its business after the Closing Date. The TeleCorp Licenses are not subject to any conditions other than those appearing on the face of the Licenses themselves or the financing documents appended thereto and those imposed by FCC Law.

                                  ARTICLE VI

                                   COVENANTS

     6.1 Consummation of Transactions. Each party shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement and the Related Agreements and to consummate the Transactions, which efforts shall include, without limitation, the following:

          (a) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the Transactions to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary Consents including, without limitation, the approval of this Agreement and the Transactions by all Governmental Authorities and agencies, including the FCC and any Consents necessary or advisable in the reasonable judgment of AT&T PCS in connection with franchise laws applicable to the execution, delivery and performance of this Agreement and the Related Agreements or the consummation of the Transactions, and to make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the Transactions.

               (b) Each party shall furnish to the other parties all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by AT&T PCS or the Company or any other party in connection with the Transactions or otherwise to determine compliance with applicable FCC Rules.

               (c) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such farther instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement and the Related Agreements.

               (d) Each party shall use all commercially reasonable efforts to modify the structure of the Transactions in such a manner that no franchise laws shall be applicable to the relationship between AT&T PCS (or its Affiliates) and the Company; provided that, no party shall be obligated to agree to any modification that adversely affects such party. The Company acknowledges that
(i) the Company and AT&T PCS and its Affiliates do not intend to create a franchise or business opportunity relationship; (ii) the wireless telephones ("Telephones") if any, purchased by the Company from AT&T PCS and its Affiliates and minutes for mobile wireless radiotelephonic service ("Minutes") purchased by the Company under the terms of the Roaming are being sold at bona fide wholesale prices; (iii) the Company is not required by this Agreement or the Related Agreements or as a matter of practical necessity to purchase more than a reasonable quantity of Telephones or Minutes; and (iv) neither AT&T PCS nor any of its Affiliates has made any representation to the Company that (a) the Company or its equity holders will earn, or are likely to earn, a gross or net profit, (b) AT&T PCS or any of its Affiliates has knowledge of the market that the Company will operate in or that the market demand will enable the Company to earn a profit, (c) there is a guaranteed market for the Company, or (d) AT&T PCS or any of its Affiliates will provide the Company with locations or assist the Company in finding locations for use or operation of its business. The Company has been informed at least seven days prior to the execution of this Agreement that AT&T PCS's principal business address is, and AT&T's agent for service of process is, c/o AT&T Corp., 32 Avenue of the Americas, New York, New York 10013.

Nothing in this Agreement shall be construed to require the parties to consummate the Closing if any regulatory approval would require that it (i) divest or hold separate any of its assets existing as of the date hereof other than as contemplated by this Agreement and the Related Agreements or (ii) otherwise take or commit to take any action that limits its freedom of action in any material respect with respect to any of its businesses, product lines or assets.

     6.2 Confidentiality.

               (a) Each party shall, and shall cause each of its Affiliates, and its and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, "Representatives") to, keep secret
                                               ---------------
and retain in strictest confidence any and all Confidential Information relating to any other party that it receives in connection with the negotiation or performance of this Agreement, and shall not disclose such Confidential Information, and shall cause its Representatives not to disclose such Confidential Information, to anyone except the receiving party's Affiliates and Representatives and any other Person that agrees in writing to keep in confidence all Confidential Information in accordance with the terms of this
Section 6.2. Until the Closing, each party agrees to use Confidential Information received from another party only (i) to evaluate its interest in pursuing the Transactions and (ii) to pursue such Transactions, but not for any other purpose. All Confidential Information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party. Upon the Closing, the provisions of this Section 6.2 shall terminate and the obligations of the parties in respect of Confidential Information shall be governed by
Section 7.7 of the Stockholders Agreement.

          (b) The obligations set forth in Section 6.2(a) shall be inoperative with respect to Confidential Information that (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party or its Representatives, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its agents, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the providing party or the providing party's agents.

          (c) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this
Section 6.2, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this Section
6.2 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 6.2 shall be construed to limit the right of any party to collect money damages in the event of breach of this
Section 6.2.

          (d) Anything else in this Agreement or the Related Agreements notwithstanding, each party shall have the right to disclose any information, including Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so, provided that any such disclosure shall be as limited in scope as possible and shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

     6.3 Retained Licenses. AT&T PCS and its Affiliates may use the AT&T Retained Licenses, and may market and sell to their customers or others any services that use such Licenses permitted under applicable Laws, in each case as it may determine, and may otherwise deal with and permit others to deal with the AT&T Retained Licenses, except from and after the Closing Date to the extent otherwise expressly agreed by any AT&T Party in any of the Related Agreements.

     6.4 No Further Commitment. The Cash Equity Investors and the Management Stockholders have arranged for the Company to obtain financing under this Agreement and will use all reasonable efforts to arrange for financing under the Credit Agreement. It is anticipated that the Company, in consultation and cooperation with the Cash Equity Investors, will have responsibility for arranging for all of the additional debt and equity financing required by the Company. Further, the Management Stockholders, in their capacity as officers and employees of the Company, shall be responsible for conducting the day-to-day operations of the Company, all under the control and supervision of the Company's Board of Directors. In connection with the execution and delivery of this Agreement, each of the Purchasers is agreeing to acquire Securities of the Company and each of the Purchasers and certain of their respective Affiliates are agreeing to enter into the Related Agreements to which each of them is a party. The parties acknowledge and agree that, except to the extent expressly set forth in this

Agreement and such Related Agreements, neither AT&T PCS nor any of its Affiliates has any legal, contractual or other obligation to acquire debt or equity securities of the Company, provide or arrange for debt or equity financing required by the Company, provide services to or otherwise assist the Company in connection with the conduct of its business or in any other manner, refrain from exercising its rights under this Agreement and the Related Agreements (including, without limitation, the right to terminate the Network Membership License Agreement in accordance with its terms) or refrain from competing, directly or indirectly, with businesses conducted by the Company. Nothing herein shall be construed to relieve any Person of its express contractual obligations under this Agreement and the Related Agreements or from any common law obligation of good faith relating to its performance of such contractual obligations.

     6.5 Use of Proceeds. The Company shall use the proceeds of the sale of Securities only for the purposes described in Section 2.8 and in the written statement referred to in Section 5.13.

     6.6 SBIC Regulatory Provisions.

           (a) The Company shall notify each SBIC Holder as soon as practicable (and, in any event, not later than 15 days) prior to taking any action after which the number of record holders of the Company's voting stock would be increased from fewer than 50 to 50 or more, and the Company shall notify each SBIC Holder of any other action or occurrence after which the number of record holders of the Company's voting stock was increased (or would increase) from fewer than 50 to 50 or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

           (b) Within 75 days after the Closing, the Company shall deliver to each SBIC Holder a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the sale of Securities hereunder by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the United States Small Business Administration (the "SBA")
                                                                      ---
access to the Company's records for the purpose of verifying the use of such proceeds to the extent required pursuant to SBIC Regulations.

           (c) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall deliver to each SBIC Holder a written assessment of the economic impact of each SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of the business and on taxes paid by the business and its employees.

           (d) During the one-year period commencing on the Closing Date, the Company shall not engage in any activity which constitutes an ineligible business activity (within the meaning of the SBIC Regulations as in effect on the date hereof).

     6.7 Regulatory Compliance Cooperation. In the event that any SBIC Holder reasonably determines that it has a Regulatory Problem, to the extent reasonably necessary, such SBIC Holder shall have the right to transfer its Securities (and any shares of Common Stock issued upon conversion thereof) to another Person without regard to any restrictions on transfer set forth in this Agreement or in
Section 4.1 (c) of the Stockholders Agreement and without complying with the provisions of Section 4.3 of the Stockholders Agreement, but subject to the other provisions of the Stockholders Agreement and federal and state securities law restrictions, and the Company shall take all such actions as are reasonably requested by such SBIC Holder in order to (i) effectuate and facilitate such transfer by such SBIC Holder of any Securities of the Company then held by such SBIC Holder to such Person, (ii) permit such SBIC Holder (or any of its Affiliates) to exchange all or any portion of voting Securities then held by it on a share-for-share basis for shares of a class of non-voting Securities of the Company, which non-voting Securities shall be identical in all respects to such voting Securities, except that such non-voting Securities (or Common Stock, as applicable) shall be non-voting and shall be convertible into voting Securities (or Common Stock, as applicable) on such terms as are requested by such SBIC Holder in light of regulatory considerations then prevailing, (iii) continue and preserve the respective allocation of the voting interests with respect to the Company arising out of the SBIC Holder's ownership of voting Securities and/or provided for in the Stockholders Agreement before the transfers and amendments referred to in this Section (including entering into such additional agreements as are reasonably requested by such SBIC Holder to permit any Person(s) designated by such SBIC Holder) to exercise any voting power which is relinquished by such SBIC Holder and (iv) amend this Agreement, the Restated Certificate, and any other related documents, agreements or instruments to effectuate and reflect the foregoing. The parties to this Agreement agree to vote their Securities in favor of such amendments and actions.

     6.8 Permitted Pre-Closing Expenditures.

           (a) AT&T PCS hereby irrevocably and unconditionally commits (the "Pre-Closing Commitment") to repay Pre-Closing Advances in the aggregate amount
 ----------------------
of up to $2.25 million in accordance with the terms of Section 6.8(f).

           (b) The Cash Equity Investors hereby irrevocably and unconditionally commit, from time to time upon ten business days' notice from the Company, to make unsecured, noninterest bearing advances ("Pre-Closing Advances") to the
                                               --------------------
Company evidenced by notes, such notes to be in form satisfactory to Cash Equity Investors representing a majority of the Aggregate Commitments of all Cash Equity Investors (the "Pre-Closing Notes"), pro rata based on their respective
                      -------------------
Aggregate Commitments, in an amount up to the aggregate amount of $2.0 million.

           (c) Prior to the Closing, the Company shall request Pre-Closing Advances and shall use the proceeds thereof only to make Pre-Closing Expenditures for assets, properties or rights that are, prior to the Closing, assignable to AT&T PCS or its designee(s), free and clear of Liens (other than Permitted Liens) and without penalty or cost to effect such assignment other than penalties or costs that individually or in the aggregate are not material in amount. The Company shall not incur obligations (including any deferred or contingent obligations) in excess of the amounts set forth on Schedule 1.1, without regard to lease commitments.

           (d) The Company shall furnish each of the Purchasers with written monthly reports detailing any Pre-Closing Advances, Pre-Closing Expenditures and related activities.

           (e) Except to the extent Pre-Closing Notes are converted to capital at the election of the Cash Equity Investors in accordance with the second sentence of Section 3.2(b)(i), the Company shall repay the Pre-Closing Advances (if any) on the Closing Date, concurrently with the Closing.

           (f) If this Agreement is terminated in accordance with the terms hereof prior to the Closing, AT&T PCS shall repay any Pre-Closing Advances then outstanding and shall also repay up to $250,000 of interest on the Bridge Notes (the aggregate amount of such repayments not to exceed the amount of the Pre-Closing Commitment) within five business days after the date of termination, such payment to be made against the transfer and assignment, if and to the extent requested by AT&T PCS, by the Company to AT&T PCS or its designee(s), free and clear of all Liens (other than Permitted Liens), of any asset, property or right acquired by the Company with the proceeds of such Pre-Closing Advances.

     6.9 Certain Covenants. From and after the execution and delivery of this Agreement to and including the Closing Date, each of AT&T PCS, TWR, the TeleCorp Investors and the Management Stockholders shall, and the TeleCorp Investors and the Management Stockholders shall cause TeleCorp to:

           (a) Comply in all material respects with all applicable Laws, including all such Laws relating to the AT&T PCS Licenses, the TWR Licenses and the TeleCorp Licenses, as the case may be, or their use;

           (b) Use commercially reasonable efforts to maintain the AT&T PCS Licenses, the TWR Licenses and the TeleCorp Licenses, as the case may be, in full force and effect;

           (c) Not (i) sell, transfer, assign or dispose of, or offer to, or enter into any agreement, arrangement or understanding to, sell, transfer, assign or dispose of any of the AT&T PCS Licenses, the TWR Licenses or the TeleCorp Licenses, as the case may be, or any interest therein, or negotiate therefor, or (ii) create, incur or suffer to exist any Lien (except for Liens securing the Bridge Notes and $7,727,322 in net principal amount of TeleCorp's indebtedness to the United States Department of the Treasury) of any nature whatsoever relating to any of the AT&T PCS Licenses, the TWR Licenses or the TeleCorp Licenses, as the case may be, or any interest therein. Without limiting the foregoing, none of AT&T PCS, TWR, the TeleCorp Investors or the Management Stockholders shall, and the TeleCorp Investors and the Management Stockholders shall cause TeleCorp not to, incur any material obligation or liability, absolute or contingent, relating to or affecting the AT&T PCS Licenses, the TWR Licenses and the TeleCorp Licenses, as the case may be, or their use;

           (d) Give written notice to the other parties promptly upon the commencement of, or upon obtaining knowledge of any facts that would give rise to a threat of, any claim, action or proceeding commenced against or relating to
(i) it, its properties or assets, including the AT&T PCS Licenses, the TWR Licenses or the TeleCorp Licenses, as the case may be, or their use, and which could have a Material Adverse Effect on it or materially adversely affect the Transactions, or (ii) the AT&T PCS Licenses, the TWR Licenses or the TeleCorp Licenses, as the case may be, or their use;

           (e) Promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which could cause or constitute a material breach of any of its warranties, representations, covenants or agreements contained in this Agreement, give notice in writing of such event, or occurrence or impending or threatened event or occurrence, to the other parties and use commercially reasonable efforts to prevent or to promptly remedy such breach; and

               (f)  Cause the other parties to be advised promptly in writing of
(i) any event, condition or state of facts known to it, which has had or could have a Material Adverse Effect on it, or materially adversely affect the AT&T PCS Licenses, the TWR Licenses or the TeleCorp Licenses, as the case may be, their use, or the Transactions (other than proceedings affecting the PCS or wireless communications services industry generally), or (ii) any claim, action or proceeding which seeks to enjoin the consummation of the Transactions.

     6.10 Employment Agreements. On the Closing Date, each of the Management Stockholders shall enter into an employment agreement with the Company (collectively, the "Employment Agreements"), in form and substance satisfactory
                    ---------------------
to Cash Equity Investors representing 66-2/3% of the Aggregate Commitment of all Cash Equity Investors, AT&T PCS and the Management Stockholders, which will provide, among other things, for the vesting and repurchase of Series E Preferred Stock and Voting Common Stock on such terms and conditions and upon the occurrence of such events or circumstances as are set forth in the Management Agreement; it being understood that any cash compensation payable under the Employment Agreements shall reduce the management fee payable by the Company pursuant to the Management Agreement.

     6.11 Restricted Stock Plan. Prior to the Closing, the Company shall establish a restricted stock plan, in form and substance satisfactory to Cash Equity Investors representing 66-2/3% of the Aggregate Commitment of all Cash Equity Investors, AT&T PCS and the Management Stockholders, which will provide, among other things, that (a) shares of Voting Common Stock issued thereunder will be subject to the vesting provisions and repurchase rights set forth on
Schedule 6.11, (b) all of the shares issued under the plan shall be allocated to Company employees on the Closing Date (other than those shares reserved under the plan for issuance to a Chief Operating Officer), (c) any shares (other than shares issued in respect of the Supplemental Closing) that are repurchased by the Company under the terms of the plan shall be available for re-allocation to Company employees pursuant to the Plan, and (d) any shares (other than shares issued in respect of the Supplemental Closing) that are not re-allocated to Company employees on the fifth anniversary of the Closing Date shall be re-allocated to the Management Stockholders ratably in accordance with the number of shares of Voting Common Stock being issued to each of them hereunder.

                                  ARTICLE VII

                              CLOSING CONDITIONS

     7.1 Conditions to Obligations of All Parties. The obligation of each of the parties to consummate the Transactions contemplated to occur at the Closing shall be conditioned on the following, unless waived by each of the parties:

               (a) Any applicable waiting period under the HSR Act shall have expired or been terminated.

               (b) The Consent of the FCC to each of the AT&T License Transfer and the contribution of the TeleCorp Equity Interests shall have been obtained pursuant to a Final Order free of any conditions materially adverse to the Company or any of the Purchasers. For the purposes of this paragraph, "Final Order" means an action or decision that has been granted by the FCC as to which
(i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

               (c) All Consents by any Governmental Authority (other than the Consents referred to in paragraphs (a) and (b) above) required to permit the consummation of the Transactions, the failure to obtain or make which would be reasonably expected to have a Material Adverse Effect on the Company or any of the Purchasers or to materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements shall have been obtained or made.

               (d) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would (i) impose material limitations on the ability of any party to consummate the Transactions or prohibit such consummation, or (ii) impair in any material respect the operation of the Company.

               (e) The closing under the License Purchase Agreement shall occur concurrently with the Closing.

     7.2 Conditions to Obligations of Each Party. The obligation of each party (the "receiving party") to consummate the Transactions contemplated to occur at
      ---------------
the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions by each of the other parties, unless waived by the receiving party:

               (a) The representations and warranties of each party other than the receiving party contained herein and in the Related Agreements shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 4.3, the first sentence of each of Sections 5.3 and 5.16(f) and the third sentence of each of Sections 4.6(a) and (b) and 5.16(g) (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or its ability to perform its obligations under the Related Agreements or to materially adversely affect the Transactions.

               (b) Each party other than the receiving party shall have performed in all material respects all agreements contained herein or in the Related Agreements required to be performed by it at or before the Closing.

               (c) An officer of each party other than the receiving party shall have delivered to the receiving party a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs
(a) and (b) above as to the party delivering such certificate.

               (d) Each party other than the receiving party shall have furnished the receiving party with one or more opinions of counsel to the party furnishing the opinion(s), each dated the Closing Date, in substantially the forms of Exhibits H- I through K-2, as applicable.

               (e) Each of the Related Agreements shall have been executed and delivered by the parties thereto (other than the receiving party) and shall be in full force and effect.

               (f) Each Cash Equity Investor (other than the receiving party) shall have executed and delivered to the Company a Pledge Agreement, substantially in the form of Exhibit L.

               (g) All corporate and other proceedings of each party other than the receiving party in connection with the AT&T License Transfer, the contribution of the TeleCorp Equity Interests and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to the receiving party, and each party other than the receiving party shall have delivered to the receiving party such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to the receiving party, which the receiving party shall have reasonably requested.

     7.3 Conditions to the Obligations of the Purchasers. The obligation of each Purchaser to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment at or prior to the Closing, of the following conditions, unless waived by each such
Purchaser:

               (a) The terms, conditions and provisions of the Credit Documents shall be satisfactory to such Purchaser in all material respects, including without limitation provisions relating to principal amounts, rates of interest, terms of mandatory and permitted prepayments, prepayment charges (if any), fees and expenses, representations and warranties, affirmative and negative covenants, conditions to disbursements of loan funds, defaults and remedies therefor and collateral, it being acknowledged that such terms, conditions and provisions shall be deemed to be satisfactory to such Purchaser if they are in the aggregate at least as favorable to the Company as the terms of the commitment letter referred to in Section 5.11 (a). The disbursements of loan funds contemplated by the Credit Agreement to occur on the Closing Date shall be made in accordance with the terms thereof concurrently with the Closing and such Purchaser shall have received such evidence thereof as it may request.

               (b) On the Closing Date, counsel to each Purchaser shall have received the legal fees and expenses required to be paid or reimbursed by the Company as provided in Section 10.4 for statements rendered on or prior to the Closing Date.

               (c) For each SBIC Holder, the Company shall have prepared the Size Status Declaration on Form 480, the Assurance of Compliance for Nondiscrimination on Form 652 and the Portfolio Financing Report on Form 1031 (Parts A and B) (collectively, the "SBA Compliance Documents"), the Company
                                    ------------------------
shall have duly executed and delivered the Forms 480 and 652 to each SBIC Holder, and all of the information set forth in the SBA Compliance Documents shall be true and correct in all respects. The Company shall have delivered a list, after giving effect to the transactions contemplated by this Agreement, of: (a) the name of each of the Company's directors, (b) the name and title of each of the Company's officers and (c) the name of each of the Company's stockholders and the number and class of shares held by each stockholder.

                                 ARTICLE VIII

                         SURVIVAL AND INDEMNIFICATION

     8.1 Survival. The representations and warranties made in this Agreement shall survive the Closing until the second anniversary thereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The covenants and agreements contained herein to be performed or complied with prior to the Closing shall expire at the Closing. The covenants and agreements contained in this Agreement to be performed or complied with after the Closing shall survive the Closing; provided that the right to indemnification pursuant to this Article VIII in respect of a breach of a representation or warranty shall expire on the second anniversary of the Closing (except to the extent written notice asserting a claim thereunder and describing such claim in reasonable detail shall have been given prior to such date to the party from whom such indemnification is sought). After the Closing, the sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VIII.

     8.2 Indemnification by the Purchasers. Each Purchaser shall indemnify and hold harmless each other Purchaser, the Company, each Management Stockholder and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.2 Indemnified Party"), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such indemnifying party contained in this Agreement (except, in the case of the TeleCorp Investors, for the representations contained in Section 5.16) or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such indemnifying party or any of its Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.2 Indemnified Party or its Affiliates.

     8.3 Indemnification by the Management Stockholders. Each Management Stockholder, severally and not jointly, shall indemnify and hold harmless each Purchaser and the Company and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.3 Indemnified Party"), against all Losses
                         -----------------------------
incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Management Stockholder contained in this Agreement (except for the representations contained in Section 5.16) or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Management Stockholder in the performance of his obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.3 Indemnified Party or its Affiliates; provided that the aggregate liability of each Management Stockholder to indemnify Section 8.3 Indemnified Parties against Losses arising out of or resulting from (x) the untruth in any material respect of any representation or warranty as to the Company made by such Management Stockholder in this Agreement or any Related Agreement, (y) any material default by such Management Stockholder in the performance of his obligations under this Agreement or any Related Agreement, shall (except, in the case of clause (y), to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Management Stockholder) be limited to the shares of Common Stock and Preferred Stock of the Company then held by such Management Stockholder, and Section 8.3 Indemnified Parties seeking indemnification against any Management Stockholder for such Losses hereunder shall not have recourse to any other assets of such Management Stockholder.

     8.4 Indemnification by the Company. The Company shall indemnify and hold harmless each of the Purchasers and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.4 Indemnified Party") against
                                         -----------------------------
all Losses incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.4 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement or any Related Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by the Company or any of its Affiliates in the performance of their respective obligations under this Agreement and any Related Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section
8.4 Indemnified Party or its Affiliates.

     8.5 Indemnification by the TeleCorp Investors and the Management Stockholders. The TeleCorp Investors and the Management Stockholders, jointly and severally, shall indemnify and hold harmless AT&T PCS, TWR, the Cash Equity Investors, and the Company and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.5 Indemnified Party"),
                                         -----------------------------
against all Losses incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any
Section 8.5 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such indemnifying party contained in Section 5.16 being untrue in any material respect as of the date on which it was made or (b) any liabilities of TeleCorp attributable to events that occurred prior to the Closing, other than liabilities set forth on the TeleCorp Financial Statements or arising out of ownership of the Purchased Licenses, and except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.5 Indemnified Party or its Affiliates; provided that the aggregate liability of each TeleCorp Investor and Management Stockholder to indemnify Section 8.5 Indemnified Parties against Losses arising out of or resulting from the untruth in any material respect of any representation or warranty made by such TeleCorp Investor or Management Stockholder in Section 5.16 shall be limited (i) to the shares of Common Stock and Preferred Stock of the Company acquired by such TeleCorp Investor or Management Stockholder in respect of its contribution of TeleCorp Equity Interests (or the proceeds therefrom), and Section 8.5 Indemnified Parties seeking indemnification against any TeleCorp Investor or Management Stockholder for such Losses hereunder shall not have recourse to any other assets of such TeleCorp Investor or Management Stockholder, and (ii) in the case of the Management Stockholders only, to $375,000 in the aggregate; provided, further, that the TeleCorp Investors and Management Stockholders shall not have any obligation to indemnify Section 8.5 Indemnified Parties pursuant to this Section
8.5 in respect of any Claim arising under Section 5.16 unless and until Section
8.5 Indemnified Parties, individually or in the aggregate, shall have incurred Losses in an aggregate amount in excess of $250,000, in which event each Section
8.5 Indemnified Party shall be entitled to be indemnified for all of its Losses commencing at $1.

     8.6  Procedures.

               (a) The terms of this Section 8.6 shall apply to any claim (a "Claim") for indemnification under the terms of Sections 8.2, 8.3, 8.4 or 8.5
 -----
The Section 8.2 Indemnified Party, Section 8.3 Indemnified Party, Section 8.4 Indemnified Party or Section 8.5 Indemnified Party Indemnified Party (each, an "Indemnified Party"), as the case may be, shall give prompt written notice of
 -----------------
such Claim to the indemnifying party (the "Indemnifying Party") under the
                                           ------------------
applicable Section, which party may assume the defense thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VIII shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Article VIII to the fullest extent permitted by law.

               (b) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

               (c) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten business days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article VIII, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VIII.

               (d) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) AT&T PCS and TWR, their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them;
(ii) the Cash Equity Investors, their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; (iii) the TeleCorp Investors, their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; and (iv) the Company and the Management Stockholders, their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them.

     8.7  Registration Rights.  Notwithstanding anything to the contrary in this
Article VIII, the indemnification and contribution provisions set forth in Sections 5(e) and 5(f) of the Stockholders Agreement shall govern any claim made with respect to the registration statements filed pursuant to Section 5 of the Stockholders Agreement or sales made thereunder.

     8.8 Limit on Indemnity. So long as the Company does not conduct any business or engage in any activities other than those described in the first sentence of the definition of "Business" (as such term is defined in the Stockholders Agreement), each party waives its right to indemnification under this Article VIII or any other right to assert any claim arising from any inaccuracy in the Company's representations and warranties set forth in the first and last sentence of Section 5.13 or the violation by the Company of the covenant set forth in Section 6.6(d) to the extent such Section relates to ineligible or prohibited activities of SBICs.

                                  ARTICLE IX

                                  TERMINATION

     9.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby abandoned, without further obligation of any party (except as set forth herein), at any time prior to the Closing Date:

               (a)  by mutual written consent of the parties;

               (b) by any party by written notice to the other parties, if the Closing shall not have occurred on or before the date that is six months after the date hereof, provided that the party electing to exercise such right is not otherwise in breach of its obligations under this Agreement, provided further, that so long as the average amount of advances during the period commencing December 19, 1997 (whether in respect of Bridge Notes, Pre-Closing Advances or otherwise) by Cash Equity Investors to the Company and TeleCorp equals or exceeds $2.0 million per month, AT&T may not exercise such right prior to the date that is ten months after the date hereof, or

               (c) by any party by written notice to the other parties, if the consummation of the Transactions shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

          Within ten business days after the request of AT&T PCS, the chief financial officer of the Company shall certify the average amount of the advances referred to in Section 9.1(b) per month during the period referred to therein.

     9.2  Effect of Termination.

               (a) In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as set forth in paragraph (b) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

               (b)  In the event of a termination of this Agreement pursuant to
Section 9.1, all provisions of this Agreement shall terminate, except Section
6.2 and paragraphs (a) and (f) of Section 6.8 and Articles VIII and X.

               (c) Whether or not the Closing occurs, except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     10.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of each of the parties.

     10.2 Waiver of Compliance; Consents. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 10.2.

     10.3 Notice. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

          If to AT&T PCS:

          c/o AT&T Wireless Services, Inc.

          5000 Carillon Point

          Kirkland, Washington 98033
          Attention: William W. Hague
          Facsimile: (206) 828-8451

          With a copy to:

          AT&T Corp.
          295 North Maple Avenue
          Basking Ridge, New Jersey 07920
          Attention: Corporate Secretary
          Facsimile: (908) 953-4657

          Friedman Kaplan & Seiler LLP
          875 Third Avenue, 8th Floor
          New York, New York 10022
          Attention: Daniel M. Taitz
          Facsimile: (212) 355-6401

          Rubin Baum Levin Constant & Friedman
          30 Rockefeller Plaza
          New York, New York 10112
          Attention: Gregg S. Lerner
          Facsimile: (212) 698-7825

          If to a Cash Equity Investor, to its address set forth on Schedule I.

          With a copy to:

          Mayer, Brown & Platt
          1675 Broadway
          New York, New York 10019
          Attention: Mark S. Wojciechowski
          Facsimile: (212) 262-1910

          If to a TeleCorp Investor, to its address set forth on Schedule II-A.

          With a copy to:

          TeleCorp Holding Corp., Inc.
          1110 N. Glebe Road, Suite 3 00
          Arlington, Virginia 22201
          Attn: General Counsel
          Facsimile: (703) 522-4873

          If to a Management Stockholder, to him in care of the Company.

          With a copy to:

          TeleCorp PCS, Inc.
          1110 N. Glebe Road, Suite 300
          Arlington, Virginia 22201
          Attn: General Counsel
          Facsimile: (703) 522-4873

          If to the Company, to it:

          TeleCorp PCS, Inc.
          1110 N. Glebe Road, Suite 300
          Arlington, Virginia 22201
          Attn: General Counsel
          Facsimile: (703) 522-4873

          With a copy to each other party sent to the addresses set forth in this Section 10.3.

     10.4 Expenses. The Company agrees, in the event the Transactions are consummated, to pay, and save the Purchasers harmless against, the reasonable fees and disbursements of counsel to each of the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement, the Related Agreements, the Credit Documents, the instruments and documents executed pursuant hereto or thereto or in connection herewith or therewith, and the consummation of the Transactions.

     10.5 Parties in Interest; Assignment. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. None of AT&T PCS, TWR, the Company, any Cash Equity Investor, any TeleCorp Investor, or any Management Stockholder may assign its rights and obligations hereunder without the prior written consent of each of the other parties; provided, that: (a) the Company shall have the right to assign its rights under this Agreement to the lenders (the "Lenders") named in the Credit Agreement, as security pursuant to the terms
      -------
of the Credit Documents, it being understood that as a result of any such assignment to the Lenders, after an event of default under the Credit Agreement and the expiration of any applicable grace and cure periods thereunder, the Lenders shall have the right, on behalf of the Company, to enforce the obligation of each Cash Equity

Investor to make capital contributions to the Company in the amounts and on the dates specified on Schedule I (or such earlier dates as may be established in accordance with the terms of the Stockholders Agreement) and that, in connection with any such assignment to the Lenders, the Lenders shall not assume any obligations of the Company hereunder; (b) AT&T PCS and TWR shall have the right to assign to AT&T Corp., or to one or more direct or indirect wholly owned Subsidiaries of AT&T Corp., any and all rights and obligations of AT&T PCS or TWR, as the case may be, under this Agreement, provided, that such assignee shall have assumed in writing all the obligations of AT&T PCS or TWR as the case may be, hereunder and no such assignment shall relieve AT&T PCS of its obligations hereunder; and (c) any Cash Equity Investor may assign its rights and obligations hereunder with the prior written consent of AT&T PCS, such consent not to be unreasonably withheld, and any Cash Equity Investor may assign its rights and obligations hereunder to any Affiliate, provided, that such assignee shall have assumed in writing all the obligations of such Cash Equity Investor hereunder and no such assignment shall relieve such Cash Equity Investor of its obligations hereunder.

     10.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for any litigation
                                       ---------------
arising out of or relating to this Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

     10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.8 Interpretation. The article and section headings contained in this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

     10.9 Entire Agreement. This Agreement and the Related Agreements, including the exhibits and schedules hereto and thereto and the certificates and instruments delivered pursuant to the terms of this Agreement and the Related Agreements, embody the entire agreement and understanding of the parties hereto in respect of the Transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the Related Agreements. This Agreement and the Related Agreements supersede all prior agreements and understandings between the parties with respect to such Transactions.

     10.10 Publicity. So long as this Agreement is in effect, the parties agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the Transactions, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the Transactions without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 10.10 by a party shall not give rise to any right to terminate this Agreement.

     10.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

     10.12 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     10.13 Authorized Agent of AT&T PCS. AT&T PCS hereby authorizes Wireless PCS, Inc, as its agent, with full power to execute, in the name of and on behalf of AT&T PCS, the Related Agreements to which AT&T PCS is a party and any and all other documents that AT&T PCS is required to execute and deliver in connection with the Closing, and to give and receive all notices, requests, consents, amendments, demands and other communications to or from AT&T PCS hereunder or thereunder. Each party hereto (other than AT&T PCS) shall be entitled to rely on the full power and authority of Wireless PCS, Inc, to act on behalf of AT&T PCS in accordance with this Section 10.13. Nothing contained in this Section 10.13 shall relieve AT&T PCS from complying with its obligations under this Agreement or any of the Related Agreements to which it is a party.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                              TELECORP PCS, INC.


                              By: /s/ Gerald T. Verto
                                 -------------------------
                                 Name:
                                 Title: CEO



                              AT&T WIRELESS PCS INC.


                              By: /s/ William W. Hague
                                 -------------------------
                                 Name:
                                 Title:

                              TWR CELLULAR, INC.


                              By: /s/ William W. Hague
                                 --------------------------
                                 Name:
                                 Title:

                              Cash Equity Investors:


                              CB CAPITAL INVESTORS, L.P.

                              By: CB Capital Investors, Inc.,
                                  Its general partner


                              By: /s/ Michael R. Hannon
                                 --------------------------
                                 Name:  Michael R. Hannon
                                 Title:  General Partner



                              NORTHWOOD VENTURES LLC


                              By: /s/ Peter G. Schiff
                                 --------------------------
                                 Name:  Peter G. Schiff
                                 Title:  President



                              NORTHWOOD CAPITAL PARTNERS LLC


                              By: /s/ Peter G. Schiff
                                 --------------------------
                                 Name:  Peter G. Schiff

                              Title:  President



                              ONELIBERTY FUND III, L.P.


                              By: /s/ Joseph T. McCullen
                                 ------------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title:  General Partner



                              ONELIBERTY FUND IV, L.P.


                              By: /s/ Joseph T. McCullen
                                 ------------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title:  General Partner



                              MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP

                              By: M/C Investors General Partner - J. Inc., a general partner


                              By: /s/ James F. Wade
                                 ------------------------------
                                 Name:  James F. Wade
                                 Title:  Manager

                              MEDIA/COMMUNICATIONS PARTNERS III
                              LIMITED PARTNERSHIP



                              By:  M/CP III L.L.C.
                                   Its general partner


                              By: /s/ James F. Wade
                                 --------------------------
                                 Name:  James F. Wade
                                 Title:  Manager



                              EQUITY-LINKED INVESTORS-II

                              By:  ROHIT M. DESAI ASSOCIATES-II
                                   Its general partner


                              By: /s/ Rohit M. Desai
                                 --------------------------
                                 Name:
                                 Title:


                              PRIVATE EQUITY INVESTORS III, L.P.

                              By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                  Its general partner


                              By: /s/ Frank J. Pados
                                 --------------------------
                                 Name:  Frank J. Pados
                                 Title:  Executive Vice President

                              HOAK COMMUNICATIONS PARTNERS, L.P.

                              By:  HCP Investments, L.P.,
                                   Its general partner

                              By:  Hoak Partners, LLC
                                   Its general partner


                              By: /s/ James M. Hoak
                                 --------------------------
                                 Name:  James M. Hoak
                                 Title: Manager



                              HCP CAPITAL FUND, L.P.

                              By:  James M. Hoak & Co.,
                                   Its general partner


                              By: /s/ James M. Hoak
                                 --------------------------
                                 Name:  James M. Hoak
                                 Title: Chairman


                              ENTERGY TECHNOLOGY HOLDING COMPANY


                              By: /s/ John A. Brayman
                                 --------------------------
                                 Name:  John A. Brayman
                                 Title: President

                              TORONTO DOMINION INVESTMENTS INC.

                              By: /s/ Martha L. Gariepy
                                 --------------------------
                                 Name:  Martha L. Gariepy

                              Title:  Vice President



                              WHITNEY EQUITY PARTNERS, L.P.

                              By:  J.H. Whitney & Co.,
                                   Its general partner


                              By:/s/ William Laverack, Jr.
                                 -------------------------
                                 Name: William Laverack, Jr.
                                 Title:



                              J.H. WHITNEY STRATEGIC III, L.P.

                              By:  J.H. Whitney & Co.,
                                   Its general partner


                              By:/s/ William Laverack, Jr.
                                 -------------------------
                                 Name:  William Laverack, Jr.
                                 Title:



                              WHITNEY STRATEGIC PARTNERS, III, L.P.

                              By:  J.H. Whitney & Co.,
                                   Its general partner


                              By:/s/ William Laverack, Jr.
                                 -------------------------
                                 Name:  William Laverack, Jr.
                                 Title:

                              TeleCorp Investors:

                              CB CAPITAL INVESTORS, L.P.

                              By: CB Capital Investors, Inc.,
                                  Its general partner


                              By:/s/ Michael R. Hannon
                                 -------------------------
                                 Name:  Michael R. Hannon
                                 Title: General Partner



                              NORTHWOOD VENTURES LLC


                              By:/s/ Peter G. Schiff
                                 -------------------------
                                 Name:  Peter G. Schiff
                                 Title:  President



                              NORTHWOOD CAPITAL PARTNERS LLC


                              By:/s/ Peter G. Schiff
                                 -------------------------
                                 Name:  Peter G. Schiff
                                 Title:President



                              ONELIBERTY FUND III, L.P.

                              By:/s/ Joseph T. McCullen, Jr.
                                 ---------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title: General Partner



                              ONELIBERTY FUND IV, L.P.


                              By:/s/ Joseph T. McCullen, Jr.
                                 ---------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title: General Partner



                              MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP

                              By: M/C Investors General Partner - J. Inc., a general partner


                              By:/s/ James F. Wade
                                 -------------------------
                                 Name:  James F. Wade
                                 Title:  Manager

                           MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP



                           By:  M/CP III L.L.C.
                                Its general partner


                           By:/s/ James F. Wade
                              -------------------------------------
                              Name:  James F. Wade
                              Title: Manager



                           EQUITY-LINKED INVESTORS-II

                           By:  ROHIT M. DESAI ASSOCIATES-II
                                Its general partner


                           By:/s/ Frank J. Pados
                              -------------------------------------
                              Name:  Frank J. Pados
                              Title: Executive Vice President


                           PRIVATE EQUITY INVESTORS III, L.P.

                           By:  ROHIT M. DESAI ASSOCIATES III, LLC,
                                Its general partner


                           By:/s/ Frank J. Pados
                              -------------------------------------
                              Name:  Frank J. Pados
                              Title: Executive Vice President

                                   HOAK COMMUNICATIONS PARTNERS, L.P.

                                   By:  HCP Investments, L.P.,
                                        Its general partner

                                   By:  Hoak Partners, LLC
                                        Its general partner


                                   By:/s/ James M. Hoak
                                      ------------------------------
                                      Name:  James M. Hoak
                                      Title:  Manager



                                   HCP CAPITAL FUND, L.P.

                                   By:  James M. Hoak & Co.,
                                        Its general partner


                                   By:/s/ James M. Hoak
                                      ------------------------------
                                      Name:  James M. Hoak
                                      Title:  Chairman



                                   ENTERGY TECHNOLOGY HOLDING COMPANY


                                   By:/s/ John A. Brayman
                                      ------------------------------
                                      Name:  John A. Brayman
                                      Title:  President



                                   TORONTO DOMINION INVESTMENTS INC.

                                   By:/s/ Martha L. Gariepy
                                      ------------------------------
                                      Name:  Martha L. Gariepy
                                      Title:  Vice President



                                   WHITNEY EQUITY PARTNERS, L.P.

                                   By:  J.H. Whitney & Co.,
                                        Its general partner


                                   By:/s/ William Laverack, Jr.
                                      ------------------------------
                                      Name:  William Laverack, Jr.
                                      Title:



                                   J.H. WHITNEY III, L.P.

                                   By:  J.H. Whitney & Co.,
                                        Its general partner


                                   By:/s/ William Laverack, Jr.
                                      ------------------------------
                                      Name:  William Laverack, Jr.
                                      Title:

                                   WHITNEY STRATEGIC PARTNERS, III, L.P.

                                   By:  J.H. Whitney & Co.,
                                        Its general partner


                                   By:/s/ William Laverack, Jr.
                                      ------------------------------
                                      Name:  William Laverack, Jr.
                                      Title:



                                   GILDE INTERNATIONAL B.V.


                                   By:/s/ Joseph T. McCullen, Jr.
                                      ------------------------------
                                      Name:  Joseph T. McCullen, Jr.
                                      Title:  Attorney-in-Fact



                                   TELECORP INVESTMENT CORP., LLC


                                   By:/s/ Thomas H. Sullivan
                                      ------------------------------
                                      Name:  Thomas H. Sullivan
                                      Title: Authorized Person



                                   Management Stockholders:

                                   GERALD T. VENTO


                                   /s/ Gerald T. Vento
                                   ---------------------------------

                                   THOMAS H. SULLIVAN

                                     /s/ Thomas H. Sullivan
                                    --------------------------

                                  SCHEDULE 1

                  Cash Equity Funding - Supplemental Funding

                                                       Initial Cash           2nd           3rd          4th       Supplemental
              Equity Sources                           Contribution/(2)/  Equity Draw   Equity Draw  Equity Draw    Commitment
                                                       ------------       -----------   -----------  -----------    ----------
CB Capital Investors, Inc.                                122,071           357,494       305,178       305,173      1,089,916
Desai Associates Equity Linked Investors II                61,036           178,747       152,589       152,587        544,959
Private Equity Investors III, L.P.                         61,036           178,747       152,589       152,587        544,959
Hoak Capital Corporation
   Hoak Communications Partners, L.P.                      83,882           245,652       209,703       209,701        748,937
HCP Capital Fund, L.P.                                      7,672            22,468        19,180        19,180         68,501
JH Whitney & Co./(3)/                                      76,295           223,434       190,736       190,734        681,199
Entergy Technology Holding Company                         61,036           178,747       152,589       152,587        544,959
M/C Partners Media/Communications
   Investors Ltd Partnership                               43,946           128,698       109,864       109,863        392,371
Media/Communications Partners III
   Ltd Partnership                                          1,831             5,362         4,578         4,578         16,349
OneLiberty Fund III, L.P.                                  15,259            44,687        38,148        38,147        136,241
Toronto Dominion Investments, Inc.                         15,259            44,687        38,148        38,147        136,241
Northwood Capital Partners
Northwood Ventures LLC                                      8,546            25,025        21,362        21,362         76,295

Northwood Capital Partners LLC                              2,136             6,256        5,341        5,341        19,074
Supplemental Commitment                                   560,004         1,640,004    1,400,005    1,399,987     5,000,000
Cumulative Equity Funding                                 500,004/(1)/    2,200,008    3,600,013    5,000,000

Note:

/(1)/ If the supplemental closing is not completed with the closing under the purchase agreement, then the Time 0 equity contribution herein will be funded in the subsequent 3 fundings on a pro rata basis.

/(2)/ The 2nd equity draw will coincide with the 1998 fiscal year end (12/31/98), subsequent equity fundings will coincide with the 24 and 36 month anniversary of the closing.

/(3)/ JH Whitney & Co. will allocate the commitment amongst the following entities: Whitney Equity Partners, L.P., J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P.

                                  Schedule 1
                Cash Equity Funding - w/o Supplemental Funding

                                                     Initial Cash           2nd              3rd           4th        Aggregate
              Equity Sources                         Contribution/(2)/  Equity Draw      Equity Draw   Equity Draw    Commitment
                                                     ------------       -----------      -----------   -----------    ----------
CB Capital Investors, Inc.                             8,583,107         3,514,987         7,901,908    7,901,904     27,901,906
Desai Associates Equity Linked Investors II            4,291,654         1,757,494         3,950,954    3,950,952     13,951,953
   Private Equity Investors III, L.P.                  4,291,654         1,757,494         3,950,954    3,950,952     13,951,953
Hoak Capital Corporation
   Hoak Communications Partners, L.P.                  5,897,882         2,415,323         6,429,796    5,429,793     19,172,794
HCP Capital Fund, L.P.                                   539,448           220,917           496,635      496,635      1,753,635
JH Whitney & Co./(4)/                                  5,354,442         2,190,887         4,938,693    4,938,690     17,438,692
Entergy Technology Holding Company                     4,291,554         1,757,494         3,950,954    3,950,952     13,950,954
M/C Partners Media/Communications Investors
   Ltd Partnership                                     3,089,918         1,265,395         2,844,687    2,844,685     10,044,686
Media/Communications Partners III
   Ltd Partnership                                       128,747            52,725           118,529      118,529        418,529
OneLiberty Fund III, L.P.                              1,072,889           439,374           987,739      987,738      3,487,740
Toronto Dominion Investments, Inc.                     1,072,889           439,374           987,739      987,738      3,487,740
Northwood Capital Partners
   Northwood Ventures LLC                                600,818           246,050           553,134      553,134      1,953,134
Northwood Capital Partners LLC                           150,204            61,512           138,283      138,283        488,284
Aggregate Commitment                                    39,375,005      16,125,005/(1)/   36,250,005   36,249,985    128,000,000

Cumulative Equity Funding                         39,375,005     65,500,010     91,750,015     128,000,000

Note:

/(1)/ If the non-supplemental funding is not simultaneous with the initial cash equity funding, then the 2nd equity draw (12/31/98) may have to be increased to offset any shortfall in the funding of 1998 Operating Losses.

/(2)/ The 2/nd/ equity draw will coincide with the 1998 fiscal year end (12/31/98). Subsequent equity fundings will coincide with the 24 and 36 month anniversary of the closing.

/(3)/ CB Capital Investors, Inc. equity funding commitment may be increased by 1.0M$ in the event management stockholders elect to purchase 1.0M$ of Series C Preferred Stock and Class A Common Stock. In such event, the funding requirement of each of the other equity investors will be proportionately reduced by 1 M$.

/(4)/ JH Whitney & Co. will allocate the commitment amongst the following entities: Whitney Equity Partners, L.P., J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P.

Notice Addresses
----------------



CB Capital Investors. L.P.
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn: Michael Hannon
Fax: (212) 622-3101

Private Equity Investors III, L.P.
540 Madison Avenue, 36th Floor
New York. NY 10022
Attn: Rohit M. Desai
Fax: (212) 752-7807

Hoak Communications Partners, L.P.
HCP Capital Fund, L.P.
One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn: James Hoak
Fax: (972) 960-4899

Whitney Equity Partners, L.P.
J.H. Whitney III, L.P.
Whitney Strategic Partners III, L.P.
177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn: William Laverack, Jr.
Fax: (203) 973-1422

Entergy Technology Holding Company
Three Financial Centre
900 South Shackleford Road
Suite 210
Little Rock, Arkansas 72211
Attn: John A. Brayman
Fax: (501) 954-5095

Northwood Ventures LLC
Northwood Capital Partners LLC
75 State Street, Suite 2500
Boston, MA 02109
Attn: James F. Wade
Fax: (617) 345-7201

One Liberty Fund III, L.P.
One Liberty Fund IV, L.P.
One Liberty Square
Boston. MA 02109

     Attn: Joseph T. McCullen
     Fax: (617) 423-1765

     Toronto Dominion Investments, Inc.
     31 West 52nd Street
     New York, NY 10019-6101
     Attn: Brian Rich
     Fax: (212) 974-8429

     (with a copy to)
     Toronto Dominion Investments, Inc.
     909 Fannin
     Suite 1700
     Houston, Texas 77010
     Attn: Martha Gariepy
     Fax: (713) 652-2647

     Northwood Ventures LLC
     Northwood Capital Partners LLC
     485 Underhill Boulevard, Suite 205
     Syosset, New York 11791-3419
     Attn: Peter Schiff
     Fax: (516) 364-0879

    SCHEDULE II-A

    TeleCorp Equity Interests

    of TeleCorp Investors/1/

-----------------------------------------------------------------------------------------------------------------------------------
    TeleCorp Investors:                          Class A Shares     Class B Shares     Class C Shares    Series A Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
    One Liberty Fund III L.P.                           837.449                               2273.069                       76.567
    Gilde Investment Fund B.V.                            8.457                                 22.962                         .773
    Northwood Ventures                                  289.832                               1837.018                       46.404
    Northwood Capital Partners LLC                       72.700                                459.013                       11.601
    CB Capital Investors, L.P.                          362.531                               2296.031                       58.005
    TeleCorp Investment Corp., L.L.C.                         -                               2658.563                       58.005
    Media/Communications Investors Limited
    Partnership                                          14.501                                 91.841                        2.320
    Media/Communications Partners III Limited
    Partnership                                         348.030                               2204.190                       55.685
    Entergy Technology Holding Company                        -           1973.717             684.846                       58.005
    Total
                                                       1933.369           1973.717           12527.533                      367.365
-----------------------------------------------------------------------------------------------------------------------------------

    /1/ TeleCorp Equity Interests also include the shares of Series A Preferred Stock of TeleCorp to be issued upon conversion of Bridge Notes pursuant to
Section 3.2(b)(ii) of the Securities Purchase Agreement.

     Notice Addresses
     ----------------



     CB Capital Investors. L.P.
     380 Madison Avenue, 12th Floor
     New York, NY 10017
     Attn: Michael Hannon
     Fax: (212) 622-3101

     Equity-Linked Investors-II
     Private Equity Investors III, L.P.
     540 Madison Avenue, 36/th/ Floor
     New York, NY 10022
     Attn: Rohit M. Desia
     Fax: (212) 752-7807

     Hoak Communications Partners, L.P.
     HCP Capital Fund, L.P.
     One Galleria Tower
     13355 Noel Road, Suite 1050
     Dallas, Texas 75240
     Attn: James Hoak
     Fax: (972) 960-4899

     Whitney Equity Partners, L.P.
     J.H. Whitney III, L.P.
     Whitney Strategic Partners III, L.P.
     177 Broad Street, 15th Floor
     Stamford, Connecticut 06901
     Attn: William Laverack, Jr.
     Fax: (203) 973-1422

     Entergy Technology Holding Company
     Three Financial Centre
     900 South Shackleford Road
     Suite 210
     Little Rock, Arkansas 72211
     Attn: John A. Brayman
     Fax: (501) 954-5095

     Media/Communications Partners III Limited Partnership
     Media/Communications Investors Limited Partnership
     75 State Street, Suite 2500
     Boston. MA 02109
     Ann: James F. Wade
     Fax: (617) 345-7201

     Gilde International B.V.
     One Liberty Fund III, L.P.
     One Liberty Fund IV, L.P.

     One Liberty Square
     Boston, MA 02109
     Attn: Joseph T. McCullen
     Fax: (617)423-1765

     Toronto Dominion Investments, Inc.
     31 West 52nd Street
     New York, NY 10019-6101
     Attn: Brian Rich
     Fax: (212) 974-8429

     (with a copy to)
     Toronto Dominion Investments, Inc.
     909 Fannin
     Suite 1700
     Houston, Texas 77010
     Attn: Martha Gariepy
     Fax: (713) 652-2647

     Northwood Ventures LLC
     Northwood Capital Partners LLC
     485 Underhill Boulevard, Suite 205
     Syosset, New York 11791-3419
     Attn: Peter Schiff
     Fax: (516) 364-0879

     TeleCorp Investments Corp., LLC
     1110 N. Glebe Road, Suite 300
     Arlington, Virginia 22201
     Attn: General Counsel
     Fax: (703) 522 4873

     SCHEDULE II-B

     TeleCorp Equity Interest
     of Management Stockholders
     --------------------------
     Gerald T. Vento     1,788.488 Class A Shares
     Thomas H. Sullivan  1,111.763 Class A Shares

     SCHEDULE III-A

     AT&T PCS Licenses
     -----------------

--------------------------------------------------------------------------------
     Market Number           Frequency Block     License Description
--------------------------------------------------------------------------------
         M008                      A             Boston-Providence
--------------------------------------------------------------------------------
         M019                      A             St. Louis
--------------------------------------------------------------------------------
         M026                      A             Louisville-Lexington-Evansville
--------------------------------------------------------------------------------
         B032                      D             Baton Rouge
--------------------------------------------------------------------------------
         B236                      D             Lafayette-New Iberia
--------------------------------------------------------------------------------
         B320                      D             New Orleans
--------------------------------------------------------------------------------

     TWR Licenses
     ------------

--------------------------------------------------------------------------------
     Market Number           Frequency Block     License Description
--------------------------------------------------------------------------------
         M040                      A             Little Rock
--------------------------------------------------------------------------------
         M028                      B             Memphis-Jackson
--------------------------------------------------------------------------------

                           United States of America

                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


AT&T WIRELESS PCS INC.                       Call Sign: KNLF216
1150 Connecticut Avenue,                     Market: M008 Boston-Providence
N.W., 4/th/ Floor                                    Channel Block:  A
Washington, DC 20036                         File Number: 00013-CW-L-95


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.

         ____________________________________________________________

  Initial Grant Date.............................................June 23, 1995

  Five-year Build Out Date.......................................June 23, 2000

  Expiration Date................................................June 23, 2005

         _____________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1914, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this License nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151. et seq.). This licensee is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934. as amended (47 U.S.C. (S) 606).

          Conditions continued on Page 2
          ______________________________________________________________________

          Waivers:

          No waivers associated with this authorization
________________________________________________________________________________

          Issue Date: June 23, 1995                                  Page 1 of 2
          FCC Form 463a

          KNLF216                AT&T WIRELESS PCS INC.          00013-CW-L-95


          CONDITIONS:

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

Issue Date: June 23, 1995                                            Page 2 of 2
FCC Form 463a

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


          AT&T WIRELESS PCS INC.           Call Sign: KNLF237
          1150 Connecticut Avenue,         Market: M019
          N.W., 4/th/ Floor                        St. Louis
          Washington, DC 20036                     Channel Block: A
                                           File Number: 0034-CW-L-95


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

           _________________________________________________________

     Initial Grant Date .......................................... June 23, 1995

     Five-year Build Out Date .................................... June 23, 2000

     Expiration Date ............................................. June 23, 2005

           _________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).


          Conditions continued on Page 2.
          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________

          KNLF237             AT&T WIRELESS PCS INC.             00034-CW-L-95

          CONDITIONS:

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the licensee shall comply with Section 24.204 of the Commission's rules, 47 C.F.R. 24.204.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.


          Issue Date: June 23, 1995                                  Page 2 of 2
          FCC Form 463a

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband

     AT&T WIRELESS PCS INC.              Call Sign: KNLF251
     1150 Connecticut Avenue, N.W.,      Market: M026
     4/th/ Floor                                 Louisville-Lexington-Evansville
     Washington, DC 20036                        Channel Block: A
                                         File Number: 0048-CW-L-95


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

           ________________________________________________________

     Initial Grant Date ......................................... June 23, 1995

     Five-year Build Out Date ................................... June 23, 2000

     Expiration Date............................................. June 23, 2005

           ________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).


          Conditions continued on Page 2.
          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________

          Issue Date: June 23, 1995                                  Page 1 of 2
          FCC Form 463a

          KNLF251     AT&T WIRELESS PCS INC.     00048-CW-L-95

          CONDITIONS:

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

          Issue Date: June 23, 1995                                  Page 2 of 2
          FCC Form 463a

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband

     AT&T WIRELESS PCS INC., N/A              Call Sign: KNLG381
     1150 Connecticut Avenue, N.W.,           Market: B032
     4/th/ Floor                                      Baton Rouge, LA
     Washington, DC 20036                             Channel Block: D
                                              File Number: 01519-CW-L-97


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.


           _________________________________________________________

     Initial Grant Date ......................................... April 28, 1997

     Five-year Build Out Date ................................... April 28, 2002

     Expiration Date ............................................ April 28, 2007

           _________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).


          Conditions continued on Page 2.
          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________

          Issue Date: April 28, 1997                                 Page 1 of 2
          FCC Form 463B

          KNLF381            AT&T WIRELESS PCS INC.       01519-CW-L-97

          CONDITIONS:

          Grant of this license is without prejudice to any future enforcement action the Commission may determine is appropriate regarding the bidding activities of AT&T Wireless PCS, Inc. in the D, E, and F block PCS auction.

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

          Issue Date: April 28, 1997
          Page 2 of 2

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband



          AT&T WIRELESS PCS INC.,N/A            Call Sign:  KNLG462
          1150 Connecticut Avenue,              Market: B236
          N.W., 4th Floor                               Lafayette-New Iberia,LA
          Washington, DC 20036                          Channel Block: D
                                                 File Number: 01700-CW-L-97


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          _________________________________________________________________

   Initial Grant Date............................................ April 28, 1997

   Five-year Build Out Date...................................... April 28, 2002

   Expiration Date............................................... April 28, 2007

          _________________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

          Conditions continued on Page 2.
          _____________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________

Issue Date: April 28, 1997                                           Page 1 of 2
FCC Form 463B

          KNLF462            AT&T WIRELESS PCS INC.          01700-CW-L-97


          CONDITIONS:

          Grant of this license is without prejudice to any future enforcement action the Commission may determine is appropriate regarding the bidding activities of AT&T Wireless PCS, Inc. in the D, E, and F block PCS auction.

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

Issue Date: April 28, 1997
Page 2 of 2

                           United States of America

                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


          AT&T WIRELESS PCS INC.,N/A             Call Sign:  KNLG500
          1150 Connecticut Avenue,               Market:  B320
          N.W.,4/th/ Floor                                New Orleans,LA
          Washington, DC 20036                            Channel Block: D
                                                 File Number: 01738-CW-L-97


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          _________________________________________________________________

     Initial Grant Date........................................  April 28, 1997

     Five-year Build Out Date..................................  April 28, 2002

     Expiration Date..........................................   April 28, 2007

          _________________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

               Conditions continued on Page 2.
               ________________________________________________________________

               WAIVERS:

               No waivers associated with this authorization.
________________________________________________________________________________

Issue Date: April 28, 1997                                           Page 1 of 2
FCC Form 463B

          KNLG500            AT&T WIRELESS PCS INC.        01738-CW-L-97

          CONDITIONS:

          Grant of this license is without prejudice to any future enforcement action the Commission may determine is appropriate regarding the bidding activities of AT&T Wireless PCS, Inc. in the D, E, and F block PCS auction.

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

Issue Date: April 28, 1997                                           Page 2 of 2
FCC Form 463B

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband



          TWR CELLULAR,INC.                      Call Sign:  KNLF256
          1150 Connecticut Avenue,               Market: M028
          N.W. 4/th/ Floor                               MEMPHIS-JACKSON
          Washington, DC 20036                           Channel Block: B
                                                 File Number: 00053-CW-L-95


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          ________________________________________________________________

     Initial Grant Date......................................... June 23, 1995

     Five-year Build Out Date................................... June 23, 2000

     Expiration Date............................................ June 23, 2005

          ________________________________________________________________

          CONDITIONS:

________________________________________________________________________________
     Issue Date: January 9, 1997                                     Page 1 of 2
     FCC Form 463a

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

          Conditions continued on Page 2.

          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________
          Issue Date: January 9, 1997                                Page 1 of 2
          FCC Form 463a

          KNLF256         TWR CELLULAR, INC.          00053-CW-L-95

          CONDITIONS:

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

________________________________________________________________________________
          Issue Date: January 9, 1997                                Page 2 of 2
          FCC Form 463a

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


          TWR CELLULAR, INC.                      Call Sign: KNLF279
          1150 Connecticut Avenue,                Market: M040
          N.W. 4/th/ Floor                                LITTLE ROCK
          Washington, DC 20036                            Channel Block:  A
                                                  File Number:  00076-CW-L-95


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          ________________________________________________________

     Initial Grant Date..........................................  June 23, 1995

     Five-year Build Out Date....................................  June 23, 2000

     Expiration Date.............................................  June 23, 2005

          ________________________________________________________

          CONDITIONS:

________________________________________________________________________________
          Issue Date: January 9, 1997                                Page 1 of 2
          FCC Form 463a

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).


          Conditions continued on Page 2.

          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.
________________________________________________________________________________
          Issue Date: January 9, 1997                                Page 2 of 2
          FCC Form 463a

          KNLF279          TWR CELLULAR, INC.                      00076-CW-L-95

          CONDITIONS:

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is subject to the condition that the remaining balance of the winning bid amount will be paid in accordance with Part 1 of the Commission's rules, 47 C.F.R. Part 1.

________________________________________________________________________________
          Issue Date: January 9, 1997                                Page 2 of 2
          FCC Form 463a

                                                                  SCHEDULE III-B

                               TeleCorp Licenses

--------------------------------------------------------------------------------
     Market Number             Freq. Block                 License Description
--------------------------------------------------------------------------------
             B034                   F                 Beaumont-Port Arthur, TX
--------------------------------------------------------------------------------
             B257                   F                          Little Rock, AR
--------------------------------------------------------------------------------
             B290                   F                              Memphis, TN
--------------------------------------------------------------------------------
             B320                   F                          New Orleans, LA
--------------------------------------------------------------------------------

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


          TELECORP HOLDING CORP., INC.          Call Sign: KNLG228
          1110 NORTH GLEBE ROAD                 Market: B034
          SUITE 850                                     BEAUMONT-PORT ARTHUR, TX
          ARLINGTON, VA  22201                          Channel Block: F
                                                File Number: 00139-CW-L-97


          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          __________________________________________________________

     Initial Grant Date.........................................  April 28, 1997

     Ten Year Build Out Date....................................  April 28, 2007

     Expiration Date............................................  April 28, 2007

          __________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 1 of 2
          FCC Form 4638
frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. 606).

          (Conditions continued on Page 2)

          ______________________________________________________________________

          WAIVERS:

          No waivers associated with this authorization.

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2

          KNLG228     TELECORP HOLDING CORP., INC.               001390-CW-L-97

          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2

                            United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                        Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


          TELECORP HOLDING CORP., INC.           Call Sign: KNLH628
          1110 NORTH GLEBE ROAD                  Market: B290
          SUITE 850                                      MEMPHIS, TN
          ARLINGTON, VA 22201                            Channel Block: F
                                                 File Number: 00870-CW-L-97

          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.


          __________________________________________________________

     Initial Grant Date.......................................... April 28, 1997

     Ten Year Build Out Date..................................... April 28, 2007

     Expiration Date............................................. April 28, 2007

          __________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 1 of 2
          FCC Form 4638
frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. 606).

          (Conditions continued on Page 2)
          ______________________________________________________________________

          WAIVERS:


          No waivers associated with this authorization.
________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2

              KNLH628TELECORP HOLDING CORP., INC.                  00870-CW-L-97


          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband

     TELECORP HOLDING CORP., INC.                 Call Sign: KNLH626
     1110 NORTH GLEBE ROAD                        Market: B257
     SUITE 850                                            LITTLE ROCK, AR
     ARLINGTON, VA  22201                                 Channel Block: F
                                                  File Number: 00868-CW-L-97

          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

         _____________________________________________________________

     Initial Grant Date.......................................... April 28, 1997

     Ten Year Build Out Date..................................... April 28, 2007

     Expiration Date............................................. April 28, 2007

         _____________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein.

________________________________________________________________________________
     Issue Date: 11/26/97                                            Page 1 of 2
     FCC Form 4638

Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. 606).


          (Conditions continued on Page 2)
          ______________________________________________________________________

          WAIVERS:


          No waivers associated with this authorization.
________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2
          FCC Form 4638

              KNLH626TELECORP HOLDING CORP., INC.                  00868-CW-L-97



          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

________________________________________________________________________________
          Issue Date: 11/26/97                                       Page 2 of 2
          FCC Form 4638

                           United States of America

                       Federal Communications Commission


                          RADIO STATION AUTHORIZATION


                       Commercial Mobile Radio Services

                  Personal Communications Service - Broadband


     TELECORP HOLDING CORP., INC.                 Call Sign: KNLH629
     1110 NORTH GLEBE ROAD                        Market: B320
     SUITE 850                                            NEW ORLEANS, LA
     ARLINGTON, VA  22201                                 Channel Block: F
                                                  File Number: 00871-CW-L-97

          The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

          ___________________________________________________________

     Initial Grant Date.........................................  April 28, 1997

     Ten Year Build Out Date....................................  April 28, 2007

     Expiration Date............................................  April 28, 2007

          ___________________________________________________________

          CONDITIONS:

          Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. 151, et. seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. 606).

          (Conditions continued on Page 2)
          ______________________________________________________________________

          WAIVERS:


          No waivers associated with this authorization.
________________________________________________________________________________

             KNLH629TELECORP HOLDING CORP., INC.                  00871-CW-L-97


          This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

          This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.716 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

                                                                     SCHEDULE IV
                                                                     -----------

                              Company Territory/1/
                              --------------------

I.      From New Orleans MTA            BTA Market Designator
        --------------------            ---------------------
        Baton Rouge, LA                           32
        Lafayette-New Iberia, LA                 236
        New Orleans, LA                          320

II.     From Houston, MTA                         34
        -----------------
        Beaumont, TX

III.    From St. Louis MTA
        ------------------
        Cape Giradeau-Sikeston, MO                66
        Carbondale-Marion, IL                     67
        Columbia, MO                              90
        Jefferson City, MO                       217
        Kirksville, MO                           230
        Mount Vernon-Centralia, IL               308
        Poplar Bluff, MO                         355
        Quincy, IL-Hannibal, MO                  367
        Rolla, MO                                383
        Portions of Springfield, MO BTA:         428
        Camden County, MO
        Cedar County, MO
        Dallas County, MO
        Douglas County, MO
        Hickory County, MO
        Laclede County, MO
        Polk County, MO
        Stone County, MO

______________________
   /1/    The Company Territory is more particularly described in the FCC applications filed in connection with the transfer of FCC PCS Licenses to the Licensee.

           Taney County, MO
           Texas County, MO
           Webster County, MO
           Wright County, MO
           West Plains, MO                  470

IV.     From Little Rock MTA                 BTA Market Designator
        --------------------                 ---------------------
        El Dorado-Magnolia-Camden, AR                   125
        Fayetteville-Springdale-Rogers, AR              140
        Rogers, AR
        Fort Smith, AR                                  153
        Harrison, AR                                    182
        Hot Springs, AR                                 193
        Joesboro-Paragould, AR                          219
        Little Rock, AR                                 257
        Pine Bluff, AR                                  348
        Russellville, AR                                387

V.      From Memphis-Jackson MTA
        ------------------------
        Blytheville, AR                                  49
        Dyersburg-Union City, TN                        120
        Jackson, TN                                     211
        Portions of Memphis, TN BTA:                    290
        Crittendon County, AR
        Cross County, AR
        Lee County, AR
        Phillips County, AR
        St. Francis County, AR
        Benton County, MS
        Coahoma County, MS
        DeSoto County, MS
        Grenada County, MS
        Lafayette County, MA
        Marshall County, MS
        Panola County, MS
        Quitman County, MS
        Tallahatchie County, MS
        Tate County, MS

        Tunica County, MS
        Yalobusha County, MS
        Fayette County, TN
        Hardeman County, TN
        Haywood County, TN
        Lauderdale County, TN
        Shelby County, TN
        Tipton County, TN

VI.     Boston-Providence MTA                     BTA Market Designator
        ---------------------                     ---------------------
        Boston, MA                                          51
        Rockingham County, NH
        Strafford County, NH
        Hyannis, MA                                        201
        Manchester, NH                                     274
        Portions of Worcester County, MA/2/                480

VII.    From Louisville-Lexington-Evansville MTA
        ----------------------------------------
        Evansville, IN BTA                                 135
        Paducah-Murray-Mayfield, KY BTA                    339

          ____________________
          /2/ The portions of Worcester County are those to the east of the line described by Points A, B and C on the map included in Schedule 2.1 to this Agreement.

                                                                      SCHEDULE V


                    Equity Issued to Cash Equity Investors,
                TeleCorp Investors and Management Stockholders
                ----------------------------------------------

          See revised Schedule V (Share Allocation with Supplemental and Share Allocation without Supplemental), in Agreement dated as of July 17, 1998, by and among AT&T Wireless PCS Inc., TWR Cellular, Incl, the Cash Equity Investors, the TeleCorp Investors, the Management Stockholders and TeleCorp PCS, Inc.

                                 Schedule 1.1

            Sources & Uses of Cash - Presigning & Pre/Post Closing


Total SOURCES OF CASH
     Initial Equity Investor Funding       3,673,650
     December 1997 pre-signing loan        2,808,500
     January 1998 pre-signing loan                       5,297,700
     Mandatory repayments to TeleCorp
     License Companies                                  (1,524,900)
                                           ---------   -----------
     TOTAL SOURCES of CASH - Pre-Signing   6,482,150     3,772,800

          Cumulative                       6,482,150    10,254,950

Total USES OF CASH

     Interconnect                                                                       67,941       271,763        339,704

     Site Operating Expenses                       0       166,750     1,196,719     1,675,407     1,914,751      4,953,627

     Engineering & Implementation            114,947     1,051,103     1,751,838     2,102,206     2,102,206      7,122,299

     Billing                                       0             0             0         6,202         9,438         15,730

     Customer Care                                 0             0             0       378,491       567,736        946,227

          Sub Total Operational              114,947     1,217,853     2,948,557     4,230,336     4,865,893     13,377,586

     Admin/Financial/Corp/Legal/Bad Debt     247,733     1,716,693     4,713,609     5,656,330     6,632,454     18,966,820

     Marketing & Sales                      104,647        474,657     1,186,642     1,423,970     1,661,298      4,851,214

     Equipment Costs                              0              0             0             0       315,352        315,352
                                       ------------     ----------    ----------   -----------   -----------   ------------

     TOTAL Operating Expenses               467,327      3,400,203     8,848,807    11,310,636    13,474,998     37,510,972

     Capital Expenditures                 3,716,689     11,837,116    44,096,139    74,802,884    41,114,348    175,567,076

     Cash Interest Payments                       0         75,649     1,475,393     1,067,594     2,687,905      6,106,541

     Financing Fees                               0              0     2,250,000     5,893,750        46,875      8,190,625

     AT&T Licenses                                0              0    21,000,000             0             0     21,000,000

     FCC License Deposits                 2,298,234              0             0             0             0      2,298,234

     Cash Interest Income                         0           (766)     (100,097)     (521,433)   (1,108,124)    (1,730,410)
                                       ------------     ----------    ----------   -----------   -----------   ------------

     TOTAL USES of CASH                   6,482,150     15,321,702    77,570,251    93,353,431    56,216,003    248,943,038

          Cumulative                      6,482,150     21,803,352    99,373,603   192,727,035   248,943,038

Notes: (1) Company expects to enter into a 5-year supply contract in the month of February with an infrastructure vendor in the approximate amount of 282M$, subject to obtaining the consent of management. AT&T and Cash Equity Investors representing 66.696% of the Aggregate Commitment of all cash Equity Investors (excluding any interested Investors). As part of this supply contract, the company will receive 40M$ of non recourse purchase money financing.

       (2) Company expects to enter into a 20M$ microwave relocation and a 16M$ site acquisition and civil construction management contract with Entel Technologies, Inc. in the month of February subject to obtaining the consent of AT&T and Cash Equity Investors representing 66.666% of the Aggregate Commitment of all Cash Equity Investors (excluding any interested Investors).

                                                                    SCHEDULE 2.1


                            Description of Licenses
                            -----------------------

          Description of Partitioned Area and Disaggregated Spectrum

               The St. Louis MTA has a population of 4,663,926./1/

          AT&T proposes to assign the 20 MHz of A Block broadband PCS spectrum at 1850-1860 MHz and 1930-1940 MHz to Telecorp PCS, L.L.C. in the following BTAs and/or other areas within the St. Louis MTA:

-------------------------------------------------------------------------------
          Area Name                        Area Designator     Area Population
-------------------------------------------------------------------------------
          Carbondale-Marion, B. BTA               B067             209,497
-------------------------------------------------------------------------------
          Columbia MO BTA                         B090             190,536
-------------------------------------------------------------------------------
          Cape Girardeau-Sikeston, MO BTA         B066             181,795
-------------------------------------------------------------------------------
          Quincy, IL-Hannibal MO BTA              B367             177,213
-------------------------------------------------------------------------------
          Poplar Bluff, MO BTA                    B355             148,240
-------------------------------------------------------------------------------
          Jefferson City, MO BTA                  B217             141,404
-------------------------------------------------------------------------------
          Mount Vernon-Centralia, IL              B308             199,236
-------------------------------------------------------------------------------
          Rolla, MO BTA                           B383              98,233
-------------------------------------------------------------------------------
          West Plains, MO BTA                     B470              67,165
-------------------------------------------------------------------------------
          Kirksville, MO BTA                      B230              55,563
-------------------------------------------------------------------------------
          Camden County, MO                                         27,495
-------------------------------------------------------------------------------
          Cedar County, MO                                          12,093
-------------------------------------------------------------------------------
          Dallas County, MO                                         12,646
-------------------------------------------------------------------------------
          Douglas County, MO                                        11,376
-------------------------------------------------------------------------------
          Hickory County, MO                                         7,335
-------------------------------------------------------------------------------
          Laclede County, MO                                        27,158
-------------------------------------------------------------------------------
          Polk County, MO                                           21,826
-------------------------------------------------------------------------------
          Stone County, MO                                          19,078
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Taney County, MO                                          25,561
-------------------------------------------------------------------------------
          Texas County, MO                                          21,476
-------------------------------------------------------------------------------
          Webster County, MO                                        23,753
-------------------------------------------------------------------------------
          Wright County, MO                                         16,758
-------------------------------------------------------------------------------
          Total Population                                       1,615,987
-------------------------------------------------------------------------------

          ____________________
          /1/ MTA and BTA population figures in this exhibit were taken from April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in the Summary of Licenses to Be Auctioned from the August 2, 1995 C Block Bidder Information Package. Population of non-MTA and BTA areas was taken from April 1, 1990 U.S. Census.

          AT&T proposes to retain the 10MHz of A Block broadband PCS spectrum at 1850-1865 MHz and 1940-1945 MHz in the following BTAs and areas within the St. Louse MTA:


--------------------------------------------------------------------------------
          Area Name                         Area Designator    Area Population
--------------------------------------------------------------------------------
          Carbendale-Marion, IL BTA               B067             209,497
--------------------------------------------------------------------------------
          Columbia, MO BTA                        B090             190,536
--------------------------------------------------------------------------------
          Cape Girardeau-Sikeston, MO BTA         B066             181,795
--------------------------------------------------------------------------------
          Quincy, IL-Hannibal, MO BTA             B367             177,213
--------------------------------------------------------------------------------
          Poplar Bluff, MO BTA                    B355             148,240
--------------------------------------------------------------------------------
          Jefferson City, MO BTA                  B217             141,404
--------------------------------------------------------------------------------
          Mount Vernon-Centralia IL               B308             119,286
--------------------------------------------------------------------------------
          Rolla, MO BTA                           B383              98,233
--------------------------------------------------------------------------------
          West Plains, MO BTA                     B470              67,165
--------------------------------------------------------------------------------
          Kirksville, MO BTA                      B230              55,563
--------------------------------------------------------------------------------
          Camden County, MO                                         27,495
--------------------------------------------------------------------------------
          Cedar County, MO                                          12,093
--------------------------------------------------------------------------------
          Dallas County, MO                                         12,646
--------------------------------------------------------------------------------
          Douglas County, MO                                        11,876
--------------------------------------------------------------------------------
          Hickory County, MO                                         7,335
--------------------------------------------------------------------------------
          Laclede County, MO                                        27,158
--------------------------------------------------------------------------------
          Polk County, MO                                           21,826
--------------------------------------------------------------------------------
          Stone County, MO                                          19,078
--------------------------------------------------------------------------------
          Taney County, MO                                          25,561
--------------------------------------------------------------------------------
          Texas County, MO                                          21,476
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Webster County, MO                                        23,753
--------------------------------------------------------------------------------
          Wright County, MO                                         16,758
--------------------------------------------------------------------------------
          Total Population                                       1,615,987
--------------------------------------------------------------------------------

          AT&T proposes to retain the full 30 MHz of A Block broadband PCS spectrum in the following BTAs and areas within the St. Louis MTA:


--------------------------------------------------------------------------------
          Area Name                Area Designator          Area Population
--------------------------------------------------------------------------------
          St. Louis, MO BTA             B394                    2,742,114
--------------------------------------------------------------------------------
          Barry County, MO                                         27,547
--------------------------------------------------------------------------------
          Christian County, MO                                     32,644
--------------------------------------------------------------------------------
          Dade County, MO                                           7,449
--------------------------------------------------------------------------------
          Greene County, MO                                       207,949
--------------------------------------------------------------------------------
          Lawrence County, MO                                      30,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Total Population                                      3,047,939
--------------------------------------------------------------------------------

          Description of Partitioned Area and Disaggregated Spectrum

   The Louisville-Lexington-Evansville MTA has a population of 3,556,648./1/

          AT&T proposes to assign the 20 MHz of A Block broadband PCS spectrum at 1850-1860 MHz and 1930-1940 MHz to Telecorp PCS, L.L.C. in the following BTAs and/or other areas within the Louisville-Lexington-Evansville MTA:

--------------------------------------------------------------------------------
          Area Name                          Area Designator   Area Population
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Evansville, IN BTA                      B135             504,859
--------------------------------------------------------------------------------
          Paducah-Murray-Mayfield, KY BTA         B339             217,082
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Total Population                                         721,941
--------------------------------------------------------------------------------


          ____________________
          /1/ MTA and BTA population figures in this exhibit were taken from April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in the Summary of Licenses to Be Auctioned from the August 2, 1995 C Block Bidder Information Package. Population of non-MTA and BTA areas was taken from April 1, 1990 U.S. Census.

     AT&T proposes to retain the 10 MHz of A Block broadband PCS spectrum at 1860-1865 MHz and 1940-1945 MHz in the following BTAs and areas within the Louisville-Lexington-Evansville MTA:


-------------------------------------------------------------------------------------------
            Area Name                           Area Designator             Area Population
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Evansville, IN BTA                        B135                       504,859
-------------------------------------------------------------------------------------------
            Paducah-Murray-Mayfield KY BTA            B339                       217,082
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Total Population                                                     721,941
-------------------------------------------------------------------------------------------

           AT&T proposes to retain the full 30 MHz of A Block broadband PCS spectrum in the following BTAs and areas within the Louisville-Lexington-Evansville MTA:

-------------------------------------------------------------------------------------------
            Area Name                           Area Designator             Area Population
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Louisville, KY BTA                        B263                     1,852,955
-------------------------------------------------------------------------------------------
            Lexington, KY BTA                         B252                       316,101
-------------------------------------------------------------------------------------------
            Bowling Green-Giasgow, KY BTA             B052                       222,748
-------------------------------------------------------------------------------------------
            Owensboro, KY BTA                         B338                       157,104
-------------------------------------------------------------------------------------------
            Cerbin, KY  BTA                           B098                       128,186
-------------------------------------------------------------------------------------------
            Somerset, KY BTA                          B423                       111,487
-------------------------------------------------------------------------------------------
            Madisonville, KY BTA                      B273                        46,126
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Total Population                                                   2,834,707
-------------------------------------------------------------------------------------------

         /2/Description of Partitioned Area and Disaggregated Spectrum

          The Boston-Providence MTA has a population of 9,452,712./3/

          AT&T proposes to assign the 20 MHz of A Block broadband PCs spectrum at 1850-1860 MHz and 1930-1940 MHz to Telecorp PCS, L.L.C. in the following BTAs and/or other areas within the Boston-Providence MTA:

-------------------------------------------------------------------------------------------
            Area Name                             Area Designator         Area Population
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Rockingham County, NH                                              245,845
-------------------------------------------------------------------------------------------
            Strafford County, NH                                               104,233
-------------------------------------------------------------------------------------------
            Hyannis, MA                                B201                    204,256
-------------------------------------------------------------------------------------------
            Manchester-Nashua-Concord, NH BTA          B274                    540,704
-------------------------------------------------------------------------------------------
            Portions of Worcester County, MA/4/                                676,837
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
            Total Population                                                 1,771,875
-------------------------------------------------------------------------------------------

______________________

               /2/ 430 Form information for Telecorp PCS, Inc. is included in the 430 Form or Telecorp PCS, L.L.C .
               /3/ MTA and BTA population figures in this exhibit were taken from April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in the Summary of Licenses to Be Auctioned from the August 2, 1995 C Block Bidder Information Package. Population of non-MTA and BTA areas was taken from April 1, 1990 U.S. Census.
               /4/ The portions of Worcester County are those to the west of the line described by points A, B and C on the map of Worcester County attached hereto.

          AT&T proposes to retain the 10 MHz of A Block broadband PCS spectrum at 1860-1865 MHz and 1940-1945 MHz in the following BTAs and areas within the Boston-Providence MTA:

-------------------------------------------------------------------------------------------
          Area Name                               Area Designator        Area Population
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
          Rockingham County, NH                                               245,845
-------------------------------------------------------------------------------------------
          Strafford County, NH                                                104,233
-------------------------------------------------------------------------------------------
          Hyannis, MA                                 B201                    204,256
-------------------------------------------------------------------------------------------
          Manchester-Nashua-Concord, NH BTA           B274                    540,704
-------------------------------------------------------------------------------------------
          Portions of Worcester County, MA/4/                                 676,837
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
          Total Population                                                  1,771,875
-------------------------------------------------------------------------------------------

          ____________________
          /4/ The portions of Worcester County are those to the west of the line described by points A, B and C on the map of Worcester County attached hereto.

          AT&T proposes to retain the full 30 MHz of A Block broadband PCS spectrum in the following BTAs and areas within the Boston-Providence MTA:

-------------------------------------------------------------------------------------------------
          Area Name                             Area Designator            Area Population
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          Essex County, MA                                                      670,080
-------------------------------------------------------------------------------------------------
          Middlesex County, MA                                                1,398,468
-------------------------------------------------------------------------------------------------
          Norfolk County, MA                                                    616,087
-------------------------------------------------------------------------------------------------
          Plymouth County, MA                                                   435,276
-------------------------------------------------------------------------------------------------
          Suffolk County, MA                                                    663,906
-------------------------------------------------------------------------------------------------
          Providence-Pawtucket RI-New                B364                     1,509,789
          Bedford-Fall River MA
-------------------------------------------------------------------------------------------------
          Springfield-Holyoke, MA                    B274                       672,970
-------------------------------------------------------------------------------------------------
          Portland-Brunswick, ME                     B357                       471,614
-------------------------------------------------------------------------------------------------
          Bangor, ME                                 B030                       316,838
-------------------------------------------------------------------------------------------------
          Lewiston-Auburn, ME                        B251                       221,697
-------------------------------------------------------------------------------------------------
          Lebanon-Claremont, NH                      B249                       167,576
-------------------------------------------------------------------------------------------------
          Waterville-Augusta, ME                     B465                       165,671
-------------------------------------------------------------------------------------------------
          Pittsfield, MA                             B351                       139,352
-------------------------------------------------------------------------------------------------
          Keene, NH                                  B227                       111,709
-------------------------------------------------------------------------------------------------
          Presque Isle, ME                           B363                        89,936
-------------------------------------------------------------------------------------------------
          Portions of Worcester County, MA/5/                                    32,868
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Total Population                                                    7,683,837
-------------------------------------------------------------------------------------------------

     ___________________
     /5/ The portions of Worcester County are those to the east of the line described by Points A, B and C on the map attached hereto.

                              [MAP APPEARS HERE]

Description of Disaggregated Spectrum

          TWR proposes to assign the 20 MHz of A Block broadband PCS spectrum at 1850-1860 MHz and 1930-1940 MHz to Telecorp PCS, L.L.C. in the entire Little Rock MTA.

          TWR proposes to retain the 10 MHz of A Block broadband PCS spectrum at 1860-1865 MHz and 1940-1945 MHz in the entire Little Rock MTA.

          Description of Partitioned Area and Disaggregated Spectrum

          The Memphis-Jackson MTA has a population of 3,465,226./1/

          TWR proposes to assign the 20 MHz of B Block broadband PCS spectrum at 1870-1880 MHz and 1950-1960 MHz to Telecorp PCS, L.L.C. in the following BTAs and other areas within the Memphis-Jackson MTA.

-----------------------------------------------------------------------------------------------
          Area Name                          Area Designator                   Area Population
-----------------------------------------------------------------------------------------------
          Blytheville,AR BTA                       B049                              79,446
-----------------------------------------------------------------------------------------------
          Dyersburg-Union city, TN BTA             B120                             113,943
-----------------------------------------------------------------------------------------------
          Jackson, TN BTA                          B211                             255,379
-----------------------------------------------------------------------------------------------
          Crittendon County, AR/2/                                                   49,939
-----------------------------------------------------------------------------------------------
          Cross County, AR                                                           19,225
-----------------------------------------------------------------------------------------------
          Lee County, AR                                                             13,053
-----------------------------------------------------------------------------------------------
          Phillips County, AR                                                        28,838
-----------------------------------------------------------------------------------------------
          St. Francis County, AR                                                     28,497
-----------------------------------------------------------------------------------------------
          Benton County, MS                                                           8,046
-----------------------------------------------------------------------------------------------
          Coahoma County, MS                                                         31,665
-----------------------------------------------------------------------------------------------
          DeSoto County, MS                                                          67,910
-----------------------------------------------------------------------------------------------
          Grenada County, MS                                                         21,555
-----------------------------------------------------------------------------------------------
          Lafayette County, MS                                                       31,826
-----------------------------------------------------------------------------------------------
          Marshall County, MS                                                        30,361
-----------------------------------------------------------------------------------------------
          Panola County, MS                                                          29,996
-----------------------------------------------------------------------------------------------
          Quitman County, MS                                                         10,490
-----------------------------------------------------------------------------------------------
          Tallahatchie County, MS                                                    15,210
-----------------------------------------------------------------------------------------------
          Tate County, MS                                                            21,432
-----------------------------------------------------------------------------------------------
          Tunica County, MS                                                           8,164
-----------------------------------------------------------------------------------------------
          Yalobusha County, MS                                                       12,033
-----------------------------------------------------------------------------------------------
          Fayette County, TN                                                         25,559
-----------------------------------------------------------------------------------------------
          Hardeman County, TN                                                        23,377
-----------------------------------------------------------------------------------------------
          Haywood County, TN                                                         19,437
-----------------------------------------------------------------------------------------------
          Lauderdale County, TN                                                      23,491
-----------------------------------------------------------------------------------------------
          Shelby County, TN                                                         826,330
-----------------------------------------------------------------------------------------------
          Tipton County, TN                                                          37,568
-----------------------------------------------------------------------------------------------
          Total Population                                                        1,832,770
-----------------------------------------------------------------------------------------------

          ___________________________
          /1/ MTA and BTA population figures in this exhibit were taken from the April 1, 1990 U.S. Census, U.S. Department of Commerce, Bureau of Census, as published in the Summary of Licenses To Be Auctioned - from the August 2, 1995 C Block Bidder Information Package. Population for non-MTA and BTA areas was taken from the April 1, 1990 U.S. Census.

          /2/ The Arkansas, Mississippi and Tennessee counties listed are part of the Memphis, TN BTA

          TWR proposes to retain the 10 MHz of B Block broadband PCS spectrum at 1880-1885 MHz and 1960-1965 MHz in the following BTAs and areas within the Memphis-Jackson MTA:

----------------------------------------------------------------------------------------------
          Area Name                          Area Designator               Area Population
----------------------------------------------------------------------------------------------
          Blytheville,AR BTA                 B049                               79,446
----------------------------------------------------------------------------------------------
          Dyersburg-Union city, TN BTA       B120                              113,943
----------------------------------------------------------------------------------------------
          Jackson, TN BTA                    B211                              255,379
----------------------------------------------------------------------------------------------
          Crittendon County, AR/3/                                              49,939
----------------------------------------------------------------------------------------------
          Cross County, AR                                                      19,225
----------------------------------------------------------------------------------------------
          Lee County, AR                                                        13,053
----------------------------------------------------------------------------------------------
          Phillips County, AR                                                   28,838
----------------------------------------------------------------------------------------------
          St. Francis County, AR                                                28,497
----------------------------------------------------------------------------------------------
          Benton County, MS                                                      8,046
----------------------------------------------------------------------------------------------
          Coahoma County, MS                                                    31,665
----------------------------------------------------------------------------------------------
          DeSoto County, MS                                                     67,910
----------------------------------------------------------------------------------------------
          Grenada County, MS                                                    21,555
----------------------------------------------------------------------------------------------
          Lafayette County, MS                                                  31,826
----------------------------------------------------------------------------------------------
          Marshall County, MS                                                   30,361
----------------------------------------------------------------------------------------------
          Panola County, MS                                                     29,996
----------------------------------------------------------------------------------------------
          Quitman County, MS                                                    10,490
----------------------------------------------------------------------------------------------
          Tallahatchie County, MS                                               15,210
----------------------------------------------------------------------------------------------
          Tate County, MS                                                       21,432
----------------------------------------------------------------------------------------------
          Tunica County, MS                                                      8,164
----------------------------------------------------------------------------------------------
          Yalobusha County, MS                                                  12,033
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
          Fayette County, TN                                                    25,559
----------------------------------------------------------------------------------------------
          Hardeman County, TN                                                   23,377
----------------------------------------------------------------------------------------------
          Haywood County, TN                                                    19,437
----------------------------------------------------------------------------------------------
          Lauderdale County, TN                                                 23,491
----------------------------------------------------------------------------------------------
          Shelby County, TN                                                    826,330
----------------------------------------------------------------------------------------------
          Tipton County, TN                                                     37,568
----------------------------------------------------------------------------------------------
          Total Populance                                                    1,832,770
 ----------------------------------------------------------------------------------------------

          /3/ The Arkansas, Mississippi and Tennessee counties listed are part of the Memphis, TN BTA

          TWR proposes to retain the full 30 MHz of B Block broadband PCS spectrum in the following BTAs and areas within the Memphis-Jackson MTA:

--------------------------------------------------------------------------------------------------
         Area Name                          Area Designator                Area Population
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
         Montgomery County, MS/4/                                                12,388
--------------------------------------------------------------------------------------------------
         Jackson, MS BTA                          B210                          615,521
--------------------------------------------------------------------------------------------------
         Tupelo-Corinth, MS BTA                   B449                          291,701
--------------------------------------------------------------------------------------------------
         Greenville-Greenwood, MS BTA             B175                          213,943
--------------------------------------------------------------------------------------------------
         Meridian, MS BTA                         B292                          200,024
--------------------------------------------------------------------------------------------------
         Columbus-Starkville, MS BTA              B094                          166,415
--------------------------------------------------------------------------------------------------
         Natchez, MS BTA                          B315                           73,214
--------------------------------------------------------------------------------------------------
         Vicksburg, MS                            B455                           69,250
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
          Total Population                                                    1,632,456
--------------------------------------------------------------------------------------------------

          ___________________
          /4/  Montgomery County is a county within the Memphis, TN BTA.

                                                                    SCHEDULE 4.2
                              Purchaser Consents
                              ------------------


          The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

          1.  The Federal Communications Commission.

          2.  The Federal Trade Commission/Department of Justice.

          3.  Various Governmental Authorities with respect to Franchise Laws.

                                                                    SCHEDULE 5.2


                  Company and Management Stockholder Consents
                  -------------------------------------------


          The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

          1.  The Federal Communications Commission.

          2.  The Federal Trade Commission/Department of Justice.

          3.  Various Governmental Authorities with respect to Franchise Laws.

                                                                   SCHEDULE 5.12

                           Minimum Buildout Schedule
                           -------------------------

--------------------------------------------------------------------------------
Year 1/5/           2.2 million pops (20% of total pops) during the first year.
--------------------------------------------------------------------------------
                    The initial deployment consists of launching the core urban and suburban areas of Memphis and New Orleans.

                    Memphis
                    -------
                    Bartlett, TN
                    Frayser, TN
                    Memphis, TN

                    New Orleans
                    -----------
                    Baton Rouge, LA
                    Kenner, LA
                    Mandeville,LA
                    Metairie, LA
                    New Orleans, LA
                    Slidell, LA

--------------------------------------------------------------------------------
Year 2              2.2 million pops (20% of total pops) for an aggregate pop
          coverage of 40%.

                    Year 2 consists of launching New England, Little Rock and Missouri and enhancing the coverage in all markets during the remainder of the year. The coverage at the end of year 2 is detailed below.

                    Little Rock
                    -----------
                    Benton, AR
                    Conway, AR
                    Hot Springs, AR
                    Jonesboro, AR
--------------------------------------------------------------------------------

_____________________

          /5/The years defined as the 12-month periods starting on the date the FCC approves the transfer of the PCS licenses to TeleCorp PCS.

--------------------------------------------------------------------------------
                    Little Rock, AR
                    North Little Rock, AR

                    Memphis
                    -------
                    Brownsville, TN
                    Jackson, TN
                    Millington, TN
                    Tunica, MS

                    Missouri
                    --------
                    Columbia, MO
                    Jefferson City, MO

                    New England
                    -----------
                    Cape Cod, MA
                    Concord, NH
                    Manchester, NH
                    Nashua, NH
                    Portsmouth, NH
                    Worcester, MA

                    New Orleans
                    -----------
                    Lafayette, LA
                    Covington, LA
                    Houma, LA

--------------------------------------------------------------------------------
Year 3              1.65 million pops (15% of total pops) for an aggregate pop coverage of 55%.

                    Year 3 consists of building the secondary cities and the important associated connecting highways.

                    Little Rock
                    -----------
                    Bentonville, AR
                    Fayetteville, AR
                    Fort Smith, AR
                    Pine Bluff, AR
                    Springdale, AR

                    Memphis
                    -------
                    Covington, TN
                    Humboldt, TN
                    Milan, TN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Missouri
                    --------
                    Cape Giradeau, MO
                    Carbondale, MO

                    New England
                    -----------
                    Dover, NH
                    Fitchburg, MA
                    Leominster, MA
                    Martha's Vineyard, MA
                    Nantucket, MA
                    Rochester, NH

                    New Orleans
                    -----------
                    Beaumont, TX
                    Hammond, LA

--------------------------------------------------------------------------------
Year 4              1.65 million pops (15% of total pops) for an aggregate pop coverage of 70%.

                    Year 4 consists of continuing to expand the secondary cities as well as enhancing the coverage and capacity of the core areas.

                    Little Rock
                    -----------
                    Malvern, AR
                    Morrilton, AR
                    Russellville, AR

                    Memphis
                    -------
                    Batesville MS
                    Dyersburg, TN
                    Oxford, MS
                    Union City, TN

                    Missouri
                    --------
                    Centralia, MO
                    Mount Vernon, MO

                    New England
                    -----------
                    Expansion of the suburban cores surrounding, Worcester, Nashua, and Manchester.

                    New Orleans
                    -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Expansion of the suburban cores surrounding New Orleans,
               Baton Rouge, and Lafayette.


--------------------------------------------------------------------------------
Year 5              550,000 pops (5% of total pops) for an aggregate of coverage of 75%.
--------------------------------------------------------------------------------

                    For all the markets, year 5 consists of adding capacity
               sites and filling in the remaining suburban areas bringing the total pop coverage to 75%
--------------------------------------------------------------------------------

                                                                SCHEDULE 5.16(D)


                         TeleCorp Financial Statements

                         TeleCorp Holding Corp., Inc.
                                 Balance Sheet
                             As of January 2, 1998

ASSETS
------
Current Assets
   Cash & cash equivalents                                          $ 2,567,294
   Other current assets                                                  73,734
   Total current assets                                               2,641,028

Property and equipment, net                                             329,360
Capitalized FCC licenses                                              9,886,840
Capitalized interest on FCC licenses                                    131,397
Network under development                                             3,269,793
Microwave relocation                                                     91,667
Other assets                                                             26,673
                                                                    -----------
                                                                     16,376,758
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities
   Accounts payable                                                   3,179,036
   Investor notes payable                                             2,808,500
   Affiliate payable (TMC)                                              825,966
   Affiliate payable net (License companies)                          1,527,470
   Accrued interest on investor notes payable                             6,144
   Accrued interest payable - US Government financing                   382,935
                                                                    -----------
          Total current liabilities                                   8,730,051

US Government financing-gross                                         9,192,938
Unamortized debt discount                                            (1,465,616)
                                                                    -----------
   US Government financing-net                                        7,727,322

          Total Liabilities                                          16,457,373
                                                                    -----------
Shareholder's Equity
   Common Stock, no par value
   --------------------------
          19,335 shares issued and outstanding                                0
          Preferred Stock, $10,000 par value
          Series A, 10%, 367.38 shares issued
          and outstanding                                             4,158,308
                                                                    -----------

          Total Capital                                               4,158,308

Beginning Retained Earnings                                            (203,006)
Current deficit accumulated during development stage                 (4,035,917)
                                                                    -----------
                                                                     16,376,758
                                                                    ===========

                         TeleCorp Holding Corp., Inc.
                               Income Statement
                      For the Year Ended January 2, 1998

                                                                    Expenses
                                                                  Year to Date
                                                                  ------------
Salary and other related expenses                                   $1,290,010
Legal services                                                         682,190
Professional services                                                  419,594
Travel & entertainment                                                 361,962
Occupancy expenses                                                     180,664
Office postage & miscellaneous other                                   152,602
Office supplies & equipment                                             90,628
Marketing expenses                                                      54,734
Repairs and maintenance                                                 24,186
Depreciation                                                            10,561
Franchise fee                                                            1,112
Allocated operating expenses for fiscal January 1997                  (100,990)
                                                                    ----------
Total operating expenses                                             3,167,253

Interest income                                                        (12,217)
Interest expense                                                       396,362
                                                                    ----------
Total Net Loss                                                       3,551,398
                                                                    ==========

                                                                   Schedule 6.11

                              TELECORP PCS, INC.
                          1998 RESTRICTED STOCK PLAN


               1.   Purpose.  The purpose of this Restricted Stock Plan (the
                    -------
"Plan") is to advance the interests of TeleCorp PCS, Inc. (the "Company") by providing an opportunity to selected key employees of the Company and its subsidiaries to acquire units of securities in the Company ("Units") under this Plan. By encouraging such ownership, the Company seeks to attract, retain and motivate employees of superior training, experience and ability.

               2.   Administration.  Except to the extent otherwise provided
                    --------------
herein, this Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of this Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration.

               3.   Units Subject to the Plan.  The number of Units that may be
                    -------------------------
awarded to key employees under this Plan (the "Grant Shares") shall not exceed 5,505.03 Units consisting of one share of Series E Preferred Stock and approximately one and eighty-two hundredths (1.82) shares of Class A Voting Common Stock (collectively, the "Shares") of the Company outstanding from time to time; provided that the number of Units shall be reduced by 228.13 Units if the Supplemental Closing (as defined in Exhibit A to the form of Share Grant Agreement) has not occurred prior to January 23, 2000. Grant Shares shall be granted pursuant to the rules set forth in Section 5, and shall be subject to the vesting provisions of Section 6 of the Plan. Any Grant Shares which for any reason are forfeited pursuant to the vesting provisions of Section 6 may again be awarded under the Plan to another Participant (as defined in section 4) in this Plan. Grant Shares shall be Shares (a) issued by the Company out of its authorized but unissued shares; or (b) acquired by the Company through a forfeiture pursuant to the vesting provisions of Section 6 of the Plan.

     4.   Eligible Employees.  Grant Shares may be awarded to such key employees
          ------------------
of the Company or of any of its subsidiaries performing the functions described on Schedule A hereto, as are selected by the Committee (any such selected
   ----------
employee, a "Participant").

     5.   Award of Grant Shares.  The Committee may, from time to time, make
          ---------------------
awards of Grant Shares to a Participant in the form of Restricted Shares (as defined in the following paragraph), in its sole discretion. The Committee shall, in its sole discretion, determine the number of Grant Shares to be awarded to a Participant.

     Restricted Shares shall consist of Units transferred to Participants without other payment therefor as additional compensation for their services to the Company and its affiliates. Restricted Shares shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on sale or other disposition.

     6.   Vesting.
          -------

               (a) Grant Shares shall vest in accordance with the vesting schedule set forth on Schedule B hereto.
                           ----------

               (b) With respect to Restricted Shares, the Participant must remain employed by the Company or one of its subsidiaries during each of the vesting periods set forth on Schedule B hereto in order for such Grant
                                      ----------
     Shares to become vested in him. If the Participant fails to satisfy such requirements, the Participant shall forfeit and transfer to the Company or one or more persons designated by the Committee all unvested Grant Shares awarded to him on such date and the Participant shall have no further rights with respect to such unvested Grant Shares.

               (c) Any Grant Shares not granted on or prior to July 17, 2003 shall be awarded to Messrs. Gerald T. Vento and Thomas H. Sullivan, pro rata in accordance with their stockholdings in the Company received pursuant to the terms of the Management

  Agreement by and between the Company and TeleCorp Management Corp., as of the date of such Management Agreement.

               (d) If the Participant's employment with the Company or one of its subsidiaries terminates prior to full vesting in any Grant Shares awarded hereunder by reason of his retirement under a retirement plan maintained by the Company or one of its subsidiaries, the Committee may, in its discretion, specify that any Grant Shares awarded to the Participant become vested at that time, at a future date or upon the completion of such other conditions as the Committee, in its sole discretion, may provide.

     7.   Terms and Conditions of Grant Shares.  Grant Shares awarded under this
          ------------------------------------
Plan shall be awarded pursuant to written agreements ("Agreements") in the form attached as Exhibit A for Restricted Shares as such form may be changed from
            ---------
time to time by the Committee, each of which Agreement shall evidence among its terms and conditions the following:

               (a)  Price. Grant Shares shall be awarded for no consideration,
                    -----
     except such minimum consideration as may be required by Delaware law.

               (b)  Number of Shares.  Each Agreement shall specify the number
                    ----------------
     of Grant Shares to which it pertains.

               (c)  Forfeiture of Grant Shares. Each Agreement shall specify
                    --------------------------
     that all or a portion of the Grant Shares shall be subject to forfeiture provisions specified in Section 6.

     8.   Nontransferability.  Any Grant Shares which are subject to forfeiture
          ------------------
under the Agreement shall be nontransferable by the Participant except as the Agreement may otherwise provide.

     9.   Rights as Shareholder.  Except as otherwise provided in this Plan or
          ---------------------
the Agreement, the Participant shall have all of the rights of a shareholder of the Company with respect to the Grant Shares registered in his name, including the right to vote such Grant Shares and receive the dividends and other distributions paid or made with respect to such Grant Shares.

               10.  Share Dividends; Share Splits; Share Combinations;
                    --------------------------------------------------
Recapitalization.  The Board of Directors of the Company shall make appropriate
----------------
adjustment in the maximum number of Shares subject to the Plan to give effect to any share dividends, share splits, share combinations, recapitalizations and other similar changes in the capital structure of the Company after the date of award. The provisions contained in the Plan and in any Agreement shall apply equally to any other capital shares of the Company, and any other securities, which may be acquired by the Participant as a result of a share dividend, share split, share combination, or exchange for other securities resulting from any recapitalization, reorganization or any other transaction affecting the Grant Shares.

     11.  Termination or Amendment of Plan.  The Board of Directors may at any
          --------------------------------
time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided:

               (a) that no such termination or amendment shall adversely affect or impair any then issued and outstanding Grant Shares without the consent of the Participant holding such Grant Shares; and

               (b) Section 6 (c) may not be amended without the consent of Messrs. Vento and Sullivan.

     12.  Construction of Pronouns.  Masculine pronouns used herein shall refer
          ------------------------
to men or women or both and nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular, wherever appropriate.

                                  Schedule A
                                  ----------

                              Executive Functions
                              -------------------

          Director, Brand Management

          General Manager
               Memphis
               New Orleans
               Little Rock
               New England

          Vice President, Product Development

          Chief Operating Officer

          Chief Financial Officer

          Vice President, Engineering/Operations

          Vice President, Sales/Marketing

          Vice President, Information Technology

                                  Schedule B
                                  ----------

                               Vesting Schedule
                               ----------------

          TeleCorp Vesting Schedule
          -------------------------

          Executives Hired Before 1/1/98            Vesting
          ------------------------------            -------

          Commencement Date/6/                       20.0%

          Year 1& 2 Build Out Complete/7/            10.0%

          2/nd/ Anniversary of Commencement Date     15.0%

          Year 3 Build Out + 60% Pops Coverage       10.0%

          3/rd/ Anniversary of Commencement Date     15.0%

          4/th/ Anniversary of Commencement Date     15.0%

          5/th/ Anniversary of Commencement Date     15.0%
                                                    ------
                                                    100.0%

          Executives Hired After 1/1/98             Vesting
          -----------------------------             -------

          1/st/ Anniversary of Employment Date       20.0%

          3/rd/ Anniversary of Employment Date       15.0%

          4/th/ Anniversary of Employment Date       15.0%

___________________
          /6/ Commencement Date means the Closing Date as that term is defined in that certain Securities Purchase Agreement, dated January 23, 1998, as amended, by and among the Company, AT&T Wireless PCS, Inc., TWR Cellular, Inc. and certain Cash Equity Investors, TeleCorp Investors and Management Stockholders identified therein (the "Securities Purchase Agreement").

          /7/ The Build Out Schedule is set forth in Schedule 5.12 of the Securities Purchase Agreement, a copy of such Schedule 5.12 of which is attached hereto.

          5/th/ Anniversary of Employment Date        15.0%

          6/th/ Anniversary of Employment Date        15.0%

          Year 1 & 2 Build Out Complete               10.0%

          Year 3 Build Out + 60% Pops Coverage        10.0%
                                                    -------
                                                    100.00%